As filed with the Securities and Exchange Commission on June 16, 2006

Securities Act File No. 333-133850

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

|X| Pre-Effective Amendment No. 1

|_| Post-Effective Amendment No. __

(Check appropriate box or boxes)

MERRILL LYNCH EQUITY DIVIDEND FUND
(Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

P.O. Box 9011
Princeton, New Jersey 08543-9011
(Address of Principal Executive Offices)
Telephone Number: (609) 282-2800
(Area Code and Telephone Number)

Robert C. Doll, Jr.
Merrill Lynch Equity Dividend Fund
800 Scudders Mill Road, Plainsboro, New Jersey 08536
Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:

Frank P. Bruno, Esq.	Sarah E. Cogan, Esq.	Richard T. Prins, Esq.
Sidley Austin LLP	Simpson Thacher & Bartlett LLP	Skadden, Arps, Slate, Meagher & Flom LLP
787 Seventh Avenue	425 Lexington Avenue	4 Times Square
New York, New York 10019-6018	New York, New York 10017	New York, New York 10036-6522

        Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

        Title of securities being registered: Shares of beneficial interest, par value $.10 per share. Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of BlackRock Dividend Achievers™ Portfolio (the “BlackRock Fund”), a series of BlackRock Funds

2.	Questions and Answers to Shareholders of the BlackRock Fund

3.	Notice of Special Meeting of Shareholders of the BlackRock Fund

4.	Combined Prospectus/Proxy Statement regarding the proposed Reorganization of the BlackRock Fund into Merrill Lynch Equity Dividend Fund (the “ML Fund”)

5.	Statement of Additional Information regarding the proposed Reorganization of the BlackRock Fund into the ML Fund

6.	Part C Information

7.	Exhibits

BLACKROCK DIVIDEND ACHIEVERS™ PORTFOLIO,
A SERIES OF BLACKROCK FUNDSSM
100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 441-7762

June 15, 2006

Dear Shareholder:

        You are cordially invited to attend a special shareholder meeting (the “Special Meeting”) of BlackRock Dividend Achievers™ Portfolio (the “BlackRock Fund”), a series of BlackRock Funds, to be held on Tuesday, August 22, 2006. Before the Special Meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting the BlackRock Fund.

        The proposal you will be asked to consider at the meeting, as described in the enclosed Combined Prospectus/Proxy Statement, is the proposed reorganization (the “Reorganization”) of the BlackRock Fund into Merrill Lynch Equity Dividend Fund (the “ML Fund”), a fund with an investment objective and investment policies similar to those of the BlackRock Fund. As you know, the BlackRock Fund is advised by BlackRock Advisors, Inc., a subsidiary of BlackRock, Inc. (“BlackRock”). When the transaction between Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock (as discussed below) is completed, the ML Fund will be managed by BlackRock Advisors, Inc., or its successor (“BlackRock Advisors”), and it is expected to be renamed BlackRock Equity Dividend Fund. It is a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock shall have been completed. MLIM, BlackRock or their affiliates will pay all expenses of completing the Reorganization, including proxy solicitation costs. As a result, the shareholders of the BlackRock Fund will not bear the costs of the Reorganization.

        The proposal you will be asked to consider at the meeting arises from the agreement by Merrill Lynch & Co., Inc. (“Merrill Lynch”), to combine MLIM and certain affiliates with BlackRock, one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world’s preeminent, diversified global money management organizations with approximately $1 trillion in assets under management. Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and The PNC Financial Services Group, Inc., BlackRock’s current majority shareholder, and is expected to close at the end of the third quarter of 2006.

        This proposed Reorganization is part of the effort to consolidate certain of the comparable MLIM and BlackRock mutual funds to eliminate redundancies and achieve certain operating efficiencies. The Board of Trustees of the BlackRock Funds believes the Reorganization is in the best interests of the BlackRock Fund and its shareholders, and unanimously recommends that you vote “For” the proposed Reorganization.

        I encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;
•	By internet;
•	By returning the enclosed proxy card in the postage-paid envelope; or
•	In person at the Special Meeting.

        If you do not vote using one of these methods, you may be called by Computershare Fund Services, our proxy solicitor, to vote your shares over the phone.

        As always, we appreciate your support.

Sincerely, DAVID R. WILMERDING JR. Trustee and Chairman of the Board

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your voting instructions on the enclosed proxy card, date and sign it and return it in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “For” the Reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the Special Meeting.

QUESTIONS & ANSWERS

        We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue to be voted on.

Q: Why is a shareholder meeting being held?

A: You are being asked to approve an agreement and plan of reorganization (the “Reorganization”) between BlackRock Dividend Achievers™ Portfolio (the “BlackRock Fund”), a series of BlackRock FundsSM (the “BlackRock Funds”) and Merrill Lynch Equity Dividend Fund (the “ML Fund”), a fund that pursues an investment objective and investment policies similar to that of the BlackRock Fund. If the proposed Reorganization is approved and completed, an account at the ML Fund will be set up in your name, you will become a shareholder of the ML Fund and the BlackRock Fund will be terminated as a series of BlackRock Funds. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the ML Fund.

The Reorganization arises from the agreement by Merrill Lynch & Co., Inc. (“Merrill Lynch”), to combine Merrill Lynch Investment Managers, L.P. (“MLIM”) and certain affiliates, with BlackRock, Inc. (“BlackRock”), one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world’s preeminent, diversified global money management organizations with approximately $1 trillion in assets under management. The Reorganization is part of a larger initiative to consolidate certain of the comparable MLIM and BlackRock mutual funds to eliminate redundancies and achieve certain operating efficiencies. As you know, the BlackRock Fund is advised by BlackRock Advisors Inc., a subsidiary of BlackRock. When the transaction between MLIM and BlackRock is completed, the ML Fund will be managed by BlackRock Advisors, Inc., or its successor (“BlackRock Advisors”), and it is expected to be renamed BlackRock Equity Dividend Fund. MLIM, BlackRock or their affiliates will pay all expenses of completing the Reorganization, including proxy solicitation costs. As a result, the shareholders of the BlackRock Fund will not bear the costs of the Reorganization. It is a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock shall have been completed.

BlackRock is one of the largest publicly traded investment management firms in the United States with approximately $463 billion in assets under management as of March 31, 2006. Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and The PNC Financial Services Group, Inc., BlackRock’s current majority shareholder, and is expected to close at the end of the third quarter of 2006.

Q: How does the Board of Trustees suggest that I vote?

A: After careful consideration, the Board of Trustees of BlackRock Funds (the “BlackRock Fund Board”) has determined that the proposed Reorganization will benefit the shareholders of the BlackRock Fund and recommends that you cast your vote “For” the proposed Reorganization. The BlackRock Fund Board considered the similarities between the investment objectives and policies of the ML Fund and the BlackRock Fund and anticipates that shareholders of the BlackRock Fund will benefit from (i) the expected operating efficiencies from the larger net asset size of the combined fund, (ii) the combined fund having net operating expenses at or below those of the BlackRock Fund prior to the Reorganization, after taking into account contractual and/or voluntary fee waivers, and (iii) receiving substantially the same level of services as currently offered in addition to a broader array of investment options offered by the larger combined fund family.

Q: How will the Reorganization affect me?

A: If shareholders of the BlackRock Fund approve the proposed Reorganization, substantially all of the assets and certain stated liabilities of the BlackRock Fund will be combined with those of the ML Fund and you will become a shareholder of the ML Fund. An account will be set up in your name at the ML Fund and you will receive shares of the ML Fund.

You will receive the same or a similar class of shares of the ML Fund as you currently hold of the BlackRock Fund. The aggregate net asset value of the shares you receive in the Reorganization will equal the aggregate net asset value of the shares you own immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the BlackRock Fund will hold a smaller percentage of ownership in the combined fund than he or she held in the BlackRock Fund prior to the Reorganization.

Q: In the Reorganization, will I receive shares of the ML Fund of the same class as the shares of the BlackRock Fund that I now hold?

A: You will receive shares of the ML Fund of the same or a similar class as the shares you own of the BlackRock Fund.

Q: Will I own the same number of shares of the ML Fund as I currently own of the BlackRock Fund?

A. No, you will receive shares of the ML Fund with the same aggregate net asset value as the shares of the BlackRock Fund you own prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset value of the shares of the two Funds on the closing date. Thus, on the closing date, if the net asset value of a share of the ML Fund is lower than the net asset value of the corresponding share of the BlackRock Fund, you will receive a greater number of shares of the ML Fund in the Reorganization than you held in the BlackRock Fund before the Reorganization. On the other hand, if the net asset value of a share of the ML Fund is higher than the net asset value of the corresponding share of the BlackRock Fund, you will receive fewer shares of the ML Fund in the Reorganization than you held in the BlackRock Fund before the Reorganization. The aggregate net asset value of your ML Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of your BlackRock Fund shares immediately prior to the Reorganization.

Q: Will my privileges as a shareholder change after the Reorganization?

A: Your rights as a shareholder will not change in any substantial way as a result of the Reorganization. In addition, the shareholder services available to you after the Reorganization will be substantially the same or may become more favorable.

Q: Who will advise the ML Fund once the Reorganization is completed?

A: The ML Fund will be managed by BlackRock Advisors, a wholly-owned subsidiary of BlackRock, pursuant to an investment advisory agreement to be entered into following the completion of the transaction between MLIM and BlackRock.

Q: Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A: No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge that applies to shares of the ML Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your BlackRock Fund shares or (ii) you purchased your shares of any other BlackRock fund and subsequently exchanged them for shares of the BlackRock Fund.

Q: How do operating expenses paid by the ML Fund compare to those payable by the BlackRock Fund?

A: Following the Reorganization, the ML Fund’s projected net operating expenses are expected to be at or below those of the BlackRock Fund after taking into account contractual and/or voluntary fee waivers.

Q: What will I have to do to open an account in the ML Fund? What happens to my account if the Reorganization is approved?

A: If the Reorganization is approved, an account will be set up in your name and your shares automatically will be converted into shares of the ML Fund, and we will send you written confirmation that this change has taken place. You will receive the same or a similar class of shares of the ML Fund as you currently hold of the BlackRock Fund. The aggregate net asset value of the shares you receive in the Reorganization will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization. No certificates for shares will be issued in connection with the Reorganization. If you currently hold certificates representing your shares of the BlackRock Fund, it is not necessary to surrender such certificates.

Q: Will I have to pay any federal taxes as a result of the Reorganization?

A: The Reorganization is expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, the BlackRock

Fund will not recognize any gain or loss as a result of the transfer of substantially all of its assets and certain stated liabilities in exchange solely for shares of the ML Fund or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt solely of shares of the ML Fund in connection with the Reorganization.

Q: What if I redeem or exchange my shares before the Reorganization takes place?

A: If you choose to redeem or exchange your shares before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and, generally, will be a taxable transaction and any applicable redemption fees will be applied. Also, in the case of redemption, any applicable contingent deferred sales charges will be applied.

Q: How do I vote my proxy?

A: You may cast your vote by mail, telephone or internet or in person at the special shareholder meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the proxy card and follow the instructions.

Q: When will the Reorganization occur?

A: If approved by shareholders, the Reorganization is expected to occur contemporaneously with or soon after the transaction between MLIM and BlackRock, which is expected to occur at the end of the third quarter of 2006. The Reorganization will not take place if for any reason the transaction between MLIM and BlackRock does not occur or if the Reorganization is not approved by BlackRock Fund shareholders at the Special Meeting.

Q: Whom do I contact for further information?

A: You can contact your financial adviser for further information. You may also call Computershare Fund Services, our proxy solicitor, at 1-866-390-5114 or visit our website at www.blackrock.com where you can send us an e-mail message by selecting "Contact Us."

        Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

(This page intentionally left blank)

BLACKROCK DIVIDEND ACHIEVERS™ PORTFOLIO,
A SERIES OF BLACKROCK FUNDSSM
100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 441-7762

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 22, 2006

To the Shareholders:

        This is to notify you that a Special Meeting of Shareholders (the “Special Meeting”) of the BlackRock Dividend Achievers™ Portfolio (the “BlackRock Fund”), a series of BlackRock Funds, will be held on August 22, 2006 at 11:00 a.m., Eastern time, at the Omni Berkshire Place, 21 East 52nd Street, New York, New York 10022, for the following purposes:

1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the BlackRock Fund would transfer substantially all of its assets and certain stated liabilities to Merrill Lynch Equity Dividend Fund (the “ML Fund”), in exchange solely for Investor A, Investor B, Investor C, Institutional and Service Shares of the ML Fund, which will be distributed by the BlackRock Fund to the holders of its shares in complete liquidation thereof; and

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

        The Board of Trustees of BlackRock Funds has fixed the close of business on May 25, 2006 as the record date for determination of shareholders of the BlackRock Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

        It is very important that your voting instructions be received by the Special Meeting. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or trustee of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

        Your vote is important regardless of the size of your holdings in the BlackRock Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. Certain shareholders may also vote by telephone or over the internet. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed combined prospectus/proxy statement entitled “Voting Information and Requirements — Manner of Voting” for more information.

By Order of the Board of Trustees, BRIAN P. KINDELAN Secretary

Wilmington, Delaware
June 15, 2006

(This page intentionally left blank)

COMBINED PROSPECTUS/PROXY STATEMENT

BLACKROCK DIVIDEND ACHIEVERS™ PORTFOLIO,
A SERIES OF BLACKROCK FUNDSSM
Bellevue Park Corporate Center
100 Bellevue Parkway
Wilmington, Delaware 19809
(888) 825-2257

MERRILL LYNCH EQUITY DIVIDEND FUND
P.O. Box 9011
Princeton , New Jersey 08543-9011
1-800-995-6526

        This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of the BlackRock Dividend Achievers™ Portfolio (the “BlackRock Fund”). A special meeting of shareholders of the BlackRock Fund (the “Special Meeting”) will be held at the Omni Berkshire Place, 21 East 52nd Street, New York, New York 10022 on Tuesday August 22, 2006 at 11:00 a.m., Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the BlackRock Fund at the close of business on May 25, 2006 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of the BlackRock Fund on or about June 23, 2006. Whether or not you expect to attend the Special Meeting or any adjournment thereof, the Board of Trustees of BlackRock Funds requests that shareholders vote their shares by completing and returning the enclosed proxy card.

        The purposes of the Special Meeting are:

1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the BlackRock Fund would transfer substantially all of its assets and certain stated liabilities to the Merrill Lynch Equity Dividend Fund (the “ML Fund”), in exchange solely for Investor A, Investor B, Investor C, Institutional and Service Shares of the ML Fund, which will be distributed by the BlackRock Fund to the holders of its shares in complete liquidation thereof; and

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

        The Board of Trustees of the ML Fund (the “ML Fund Board”), and the Board of Trustees of BlackRock Funds, on behalf of the BlackRock Fund (the “BlackRock Fund Board”), have each approved a reorganization (the “Reorganization”) by which the BlackRock Fund, a separate series of BlackRock Funds, an open-end investment company, would be acquired by the ML Fund, an open-end investment company. The ML Fund has an investment objective and investment policies and practices similar to those of the BlackRock Fund. The Reorganization arises from the agreement by Merrill Lynch & Co., Inc. (“Merrill Lynch”), to combine Merrill Lynch Investment Managers, L.P. (“MLIM”) and certain affiliates with BlackRock, Inc. (“BlackRock”) to form a new asset management company. The Reorganization is part of a larger initiative to consolidate certain of the comparable MLIM and BlackRock funds to eliminate redundancies and achieve certain operating efficiencies. As you know, the BlackRock Fund is advised by BlackRock Advisors, Inc., a subsidiary of BlackRock. When the transaction between MLIM and BlackRock is completed, the ML Fund will be managed by BlackRock Advisors, Inc., or its successor (“BlackRock Advisors”), and it is expected to be renamed BlackRock Equity Dividend Fund. It is a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock shall have been completed.

        The ML Fund and the BlackRock Fund are sometimes referred to herein each as a “Fund”and collectively as the “Funds.”

        If the BlackRock Fund shareholders approve the Reorganization, the BlackRock Fund will transfer substantially all of its assets and certain stated liabilities to the ML Fund. The ML Fund will simultaneously issue shares to the BlackRock Fund in an amount equal to the aggregate net asset value of the outstanding shares of the BlackRock Fund. Immediately thereafter, the BlackRock Fund will distribute these shares of the ML Fund to its shareholders. After distributing these shares, the BlackRock Fund will be terminated as a series of BlackRock Funds. When the Reorganization is complete, BlackRock Fund shareholders will hold the same or a similar class of shares of the ML Fund as they currently hold of the BlackRock Fund. The aggregate net asset value of the ML Fund shares received in the Reorganization will equal the aggregate net asset value of the BlackRock Fund shares held immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the BlackRock Fund will hold a smaller percentage of ownership in the combined fund than such shareholder held in the BlackRock Fund prior to the Reorganization. After the Reorganization, the ML Fund will continue to operate as a registered open-end investment company. However, as discussed above, when the transaction between MLIM and BlackRock is completed, the ML Fund will be managed by BlackRock Advisors. It is a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock shall have been completed.

        The Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the BlackRock Fund should know before voting on the Reorganization and constitutes an offering of Investor A, Investor B, Investor C, Institutional and Service Shares of the ML Fund only. Please read it carefully and retain it for future reference.

        The following documents have been filed with the Securities and Exchange Commission (the “SEC”), accompany this Combined Prospectus/Proxy Statement and are incorporated by reference into (legally considered part of) this Combined Prospectus/Proxy Statement:

•	Prospectus of the ML Fund (the “ML Fund Prospectus”) dated November 23, 2005 (as currently supplemented);
•	Annual Report to Shareholders of the ML Fund for the fiscal year ended July 31, 2005 (the “ML Fund Annual Report”); and
•	Semi-Annual Report to Shareholders of the ML Fund for the six months ended January 31, 2006 (the “ML Fund Semi-Annual Report”).

        Except as otherwise described herein, the policies and procedures set forth under “Your Account” in the ML Fund Prospectus will apply to the Investor A, Investor B, Investor C, Institutional and Service Shares to be issued by the ML Fund in connection with the Reorganization.

        The following documents have been filed with the SEC and are incorporated herein by reference:

•	Statement of Additional Information relating to this Combined Prospectus/Proxy Statement (the “Reorganization SAI”), dated June 15, 2006;
•	Statement of Additional Information (the “ML Fund SAI”) containing additional information about the ML Fund, dated November 23, 2005 (as currently supplemented);
•	BlackRock Fund Prospectus for Investor Shares (Investor A, Investor B and Investor C Shares), dated January 31, 2006 (and as currently supplemented);
•	BlackRock Fund Prospectus for Institutional Shares, dated January 31, 2006 (and as currently supplemented);
•	BlackRock Fund Prospectus for Service Shares, dated January 31, 2006 (and as currently supplemented) (collectively with the BlackRock Fund Prospectus for Investor Shares and the BlackRock Fund Prospectus for Institutional Shares, the “BlackRock Fund Prospectus”); and
•	BlackRock Fund Statement of Additional Information (the “BlackRock Fund SAI”) containing additional information about the BlackRock Fund, dated January 31, 2006 (and as currently supplemented).

        The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

        Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

Merrill Lynch Equity Dividend Fund	BlackRock Dividend Achievers Portfolio™ of BlackRock Funds
P.O. Box 9011	c/o PFPC Inc.
Princeton, New Jersey 08543-9011	P.O. Box 9819
1-800-995-6526	Providence, Rhode Island 02940-8019
1-800-441-7762

        You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549.

By Phone:	202-551-8090
By Mail:	Public Reference Section Officer of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)

By E-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

        The BlackRock Fund Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

        No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

        Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is June 15, 2006.

SUMMARY

        The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

        The BlackRock Fund and the ML Fund are both open-end management investment companies registered with the SEC. The BlackRock Fund is organized as a separate series of BlackRock Funds, a business trust organized under the laws of the Commonwealth of Massachusetts. The ML Fund is a business trust organized under the laws of the Commonwealth of Massachusetts. The investment objective of the BlackRock Fund is to seek to provide total return through a combination of current income and capital appreciation by investing primarily in U.S. large-capitalization common stocks with long-term consistent dividend history. The investment objective of the ML Fund is to seek long-term total return and current income. Each Fund publicly offers its shares on a continuous basis, and shares may be purchased through each Fund’s distributor, BlackRock Distributors, Inc. or FAM Distributors, Inc., respectively, and numerous intermediaries. Shareholders of each Fund (other than holders of the BlackRock Fund’s Institutional and Service Shares) have the right to exchange their shares for shares of the same class of other funds managed by the same adviser, subject to certain limitations. Additionally, each Fund permits its shareholders to redeem their shares at any time upon proper notice (subject, in certain cases, to contingent deferred sales charges and redemption fees).

The Proposed Reorganization

        The BlackRock Fund Board, including the Trustees who are not “interested persons” of BlackRock Funds (as defined in the 1940 Act), has unanimously approved the Reorganization Agreement. The ML Fund Board, including the Trustees who are not “interested persons” of the ML Fund, has also unanimously approved the Reorganization Agreement. Subject to approval by the BlackRock Fund shareholders, the Reorganization Agreement provides for:

•	the transfer of substantially all the assets and certain stated liabilities of the BlackRock Fund to the ML Fund in exchange solely for Investor A, Investor B, Investor C, Institutional and Service Shares of the ML Fund;
•	the distribution of such shares to BlackRock Fund shareholders; and
•	the termination of the BlackRock Fund as a series of BlackRock Funds.

        If the proposed Reorganization is approved and completed, BlackRock Fund shareholders would hold shares of the same or a similar class of the ML Fund as they currently hold of the BlackRock Fund with an aggregate net asset value equal to the aggregate net asset value of BlackRock Fund shares owned immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

        The Reorganization arises from the agreement by Merrill Lynch to combine MLIM and certain affiliates, including Fund Asset Management, L.P. (“FAM”), with BlackRock, one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world’s preeminent, diversified global money management organizations with approximately $1 trillion in assets under management. The Reorganization is part of a larger initiative to consolidate certain of the comparable MLIM and BlackRock mutual funds in order to eliminate redundancies and achieve certain operating efficiencies. As you know, the BlackRock Fund is advised by BlackRock Advisors, a subsidiary of BlackRock. The ML Fund is currently advised by MLIM. When the transaction between MLIM and BlackRock is completed, the ML Fund will be managed by BlackRock Advisors, and it is expected to be renamed BlackRock Equity Dividend Fund. It is a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock shall have been completed.

        BlackRock is one of the largest publicly traded investment management firms in the United States with approximately $463 billion of assets under management as of March 31, 2006. Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. Merrill Lynch will hold no more than a 49.8% economic stake and a 45% voting interest in the new company, and the common

1

stock interest of BlackRock’s current majority shareholder, The PNC Financial Services Group, Inc. (“PNC”), will be diluted to about 34%. Each of Merrill Lynch and PNC has agreed that it will vote all of its shares in accordance with the recommendation of the new company’s board of directors on all matters, including election of directors. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the U.S. and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and PNC and is expected to close at the end of the third quarter of 2006.

        In approving the Reorganization Agreement, the BlackRock Fund Board, including the independent Trustees, determined that participation in the Reorganization is in the best interests of the BlackRock Fund and its shareholders and that the interests of the shareholders of the BlackRock Fund will not be diluted with respect to net asset value as a result of the Reorganization. Before reaching these conclusions, the BlackRock Fund Board, including the independent Trustees engaged in a thorough review process relating to the proposed Reorganization. As part of this process, the independent Trustees formed an ad hoc committee (the “Ad Hoc Committee”) which requested and received materials and information from BlackRock and Merrill Lynch in connection with their consideration of the Reorganization Agreement. The independent Trustees also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the BlackRock Fund Board’s deliberations. The Ad Hoc Committee and its independent counsel held in person meetings on March 8, 2006 and March 27, 2006 to meet with senior executives of BlackRock, as well as certain key MLIM executives and investment professionals, to review the proposed Reorganization. The full BlackRock Fund Board held a telephonic meeting on April 21, 2006, at which matters relating to the Reorganization were further discussed. The BlackRock Fund Board, including all of the independent Trustees, approved the Reorganization at a quarterly in person meeting that was held on May 16, 2006.

        The factors considered by the BlackRock Fund Board with regard to the Reorganization include, but are not limited to, the following:

•	The fact that the investment objectives and policies of the BlackRock Fund and the ML Fund are similar. See “Comparison of the BlackRock Fund and the ML Fund — Investment Objectives and Principal Investment Strategies.”
•	The expectation that the combined fund may achieve potential benefits from its larger net asset size.
•	The expectation that the combined fund will have net operating expenses at or below those of the BlackRock Fund prior to the Reorganization after taking into account contractual and/or voluntary fee waivers. The fact that while the advisory fee rate will increase for the combined fund, the total annual operating expense ratio for each class of shares is expected to decrease.
•	The fact that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.
•	The fact that the new BlackRock organization will have significantly more investment professionals and related resources than either BlackRock or MLIM possess individually.
•	The composition of the investment team that will manage the combined fund, the team’s investment style and strategies (as described below under “Comparison of the BlackRock Fund and the ML Fund — Investment Objectives and Principal Investment Strategies”). See “Management of the Funds.”
•	The relative performance history of each Fund. See “Comparison of the BlackRock Fund and the ML Fund — Performance Information.”
•	The expectation that shareholders will have substantially the same services available.
•	The fact that the costs associated with the Reorganization will be paid by MLIM, BlackRock or their affiliates and will not be borne by shareholders.

        For these and other reasons, the BlackRock Fund Board unanimously concluded that completion of the Reorganization is in the best interests of the BlackRock Fund and its shareholders and that the interests of the shareholders of the BlackRock Fund will not be diluted with respect to net asset value as a result of the Reorganization. The approval determination was made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various factors.

2

        If the Reorganization is not approved by BlackRock Fund shareholders, the BlackRock Fund will continue to operate for the time being as a separate fund advised by BlackRock Advisors, and the BlackRock Fund Board will consider other alternatives.

        The BlackRock Fund Board unanimously recommends that you vote “For” the Reorganization.

Investment Objectives and Principal Investment Strategies

        Investment Objectives. The investment objective of the BlackRock Fund is to seek to provide total return through a combination of current income and capital appreciation by investing primarily in U.S. large-capitalization common stocks with long-term consistent dividend history. The investment objective of the ML Fund is to seek to provide long-term total return and current income. The BlackRock Fund’s investment objective may be changed by the BlackRock Fund Board without shareholder approval upon 30 days’ notice to shareholders. The ML Fund’s investment objective is a fundamental policy that may not be changed without approval of shareholders representing a majority of the ML Fund’s outstanding voting securities, as defined in the 1940 Act. The combined fund will pursue the ML Fund’s investment objective. Because the BlackRock Fund and the ML Fund pursue similar investment objectives and hold similar securities, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses associated with the sale of securities held by the BlackRock Fund which are incompatible with the ML Fund’s investment objective.

        Principal Investment Strategies. The BlackRock Fund normally invests at least 80% of its assets in common stocks included in the universe of common stocks which Mergent®, a recognized provider of financial information that tracks companies which have consistent records of dividend increases, has identified as Dividend Achievers™. To qualify for the Dividend Achievers™ universe, an issuer must have raised its annual regular cash dividend on a pre-tax basis for at least each of the last ten consecutive years. These issuers are also subject to additional screening criteria applied by Mergent® such as liquidity. The BlackRock Fund’s portfolio is constructed from a broad universe of stocks that the BlackRock Fund management team believes to be value stocks and all stocks in the Dividend Achievers™ universe. The BlackRock Fund management team screens these issuers utilizing BlackRock’s proprietary Quantitative Equity Model, which uses earnings momentum and valuation factors to rank stocks within a sector and industry based upon their expected return, to continuously evaluate Fund holdings. Overall, the BlackRock Fund portfolio will be constructed with consideration of the characteristics of the Russell 1000® Value Index, such as style, sector, industry, capitalization and volatility.

        Under normal circumstances, the ML Fund invests at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The ML Fund tries to choose investments that will increase in value over the long term as well as provide current income. The ML Fund’s investments emphasize long-term total return more than current income. Total return consists of increases in value from both capital appreciation and income. The ML Fund focuses on issuers that have good prospects for capital appreciation.

        The combined fund’s principal investment strategies will be those of the ML Fund.

        Comparison. Certain differences exist between the investment strategies utilized by the Funds. The ML Fund may invest in securities of companies with any market capitalization. The ML Fund may also invest in convertible securities and non-convertible preferred stock. The BlackRock Fund invests primarily in U.S. large-capitalization common stocks. The BlackRock Fund may invest a substantial portion of its assets in the financial services sector. Overall, the BlackRock Fund’s portfolio is constructed with consideration of the Mergent® Dividend Achievers™ and the characteristics of the Russell 1000® Value Index, such as style, sector, industry, capitalization and volatility.

        The combined fund will use the ML Fund’s benchmark and policies. While the BlackRock Fund and the ML Fund have different benchmarks and certain differences in policies, it is not anticipated that these differences will result in significant portfolio turnover or transaction expenses associated with the sale of securities held by the BlackRock Fund that are incompatible with the ML Fund’s investments objectives.

        For information about the fundamental investment restrictions applicable to each Fund, see Appendix A.

Fees and Expenses

        Assuming shareholders of the BlackRock Fund approve the proposed Reorganization, substantially all of the assets and certain stated liabilities of the BlackRock Fund will be combined with those of the ML Fund, an account will be set up in each BlackRock Fund shareholder’s name at the ML Fund and each such shareholder will receive shares of the ML Fund. After the Reorganization, BlackRock Fund shareholders will hold shares of

3

the same or a similar class of the ML Fund with an aggregate net asset value equal to the aggregate net asset value of BlackRock Fund shares owned immediately prior to the Reorganization.

        If the Reorganization is approved and completed, holders of BlackRock Fund Investor A Shares will receive ML Fund Investor A Shares, holders of BlackRock Fund Investor B Shares will receive ML Fund Investor B Shares, holders of BlackRock Fund Investor C Shares will receive ML Fund Investor C Shares, holders of BlackRock Fund Institutional Shares will receive ML Fund Institutional Shares and holders of BlackRock Fund Service Shares will receive ML Fund Service Shares. The existing ML Fund Class A, B, C, I and R Shares will be redesignated Investor A, Investor B, Investor C, Institutional and R Shares, respectively. The ML Fund Service Class is a newly created class of shares of the ML Fund. The ML Fund will issue no R Shares in the Reorganization.

Fee Table of the BlackRock Fund, the ML Fund and the
Pro Forma Combined Fund as of January 31, 2006 (unaudited)

        The fee tables below provide information about the fees and expenses attributable to each class of shares of the BlackRock Fund, assuming the Reorganization had taken place on January 31, 2006, and the estimated pro forma fees and expenses attributable to the ML Fund shares to be issued to shareholders of the BlackRock Fund in the Reorganization. Future fees and expenses may be greater or less than those indicated below.

	Actual		Pro Forma Combined Fund*	Actual		Pro Forma Combined Fund*
	ML Fund	BlackRock Fund		ML Fund	BlackRock Fund
	Class A	Investor A	Investor A	Class B(b)	Investor B(b)	Investor B(b)

Shareholder Fees (fees paid directly from a shareholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price).	5.25%(c)	5.75%(c)	5.25%(c)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None(d)	None(d)	None(d)	4.00%(c)	4.50%(c)	4.50%(c)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None	None	None	None	None	None
Redemption Fee	None	2.00%(g)	None	None	2.00%(g)	None
Exchange Fee	None	2.00%(g)	None	None	2.00%(g)	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.60%	0.55%	0.60%	0.60%	0.55%	0.60%
Distribution and/or Service (12b-1) Fees(e)	0.25%	0.35%	0.25%	1.00%	1.00%	1.00%
Other Expenses (including transfer agency fees)(f)	0.23%	0.88%	0.23%	0.24%	0.95%	0.24%

Total Annual Fund Operating Expenses	1.08%	1.78%	1.08%	1.84%	2.50%	1.84%
Fee Waiver and/or Expense Reimbursement	—	(0.48)%(h)	—	—	(0.45)%(h)	—

Net Total Annual Fund Operating Expenses	1.08%	1.30%(h)	1.08%(i)	1.84%	2.05%(h)	1.84%(i)

(footnotes begin on page 6)

4

	Actual		Pro Forma Combined Fund*	Actual		Pro Forma Combined Fund*
	ML Fund	BlackRock Fund		ML Fund	BlackRock Fund
	Class C	Investor C	Investor C	Class I	Institutional	Institutional**

Shareholder Fees (fees paid directly from a shareholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%(c)	1.00%(c)	1.00%(c)	None	None	None
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None	None	None	None	None	None
Redemption Fee	None	2.00%(g)	None	None	2.00%(g)	None
Exchange Fee	None	2.00%(g)	None	None	2.00%(g)	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.60%	0.55%	0.60%	0.60%	0.55%	0.60%
Distribution and/or Service (12b-1) Fees(e)	1.00%	1.00%	1.00%	None	None	None
Other Expenses (including transfer agency fees)(f)	0.24%	0.86%	0.24%	0.23%	0.79%	0.23%

Total Annual Fund Operating Expenses	1.84%	2.41%	1.84%	0.83%	1.34%	0.83%
Fee Waiver and/or Expense Reimbursement	—	(0.36)%(h)	—	—	(0.44)%(h)	—

Net Total Annual Fund Operating Expenses	1.84%	2.05%(h)	1.84%(i)	0.83%	0.90%(h)	0.83%(i)

(footnotes begin on the next page)

5

	Actual†		Pro Forma Combined Fund*
	BlackRock Fund
	Service		Service

Shareholder Fees (fees paid directly from a shareholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None		None
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None
Redemption Fee	2.00%	(g)	None
Exchange Fee	2.00%	(g)	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.55%		0.60%
Distribution and/or Service (12b-1) Fees(e)	0.25%		0.25%
Other Expenses (including administration and transfer agency fees)(f)	0.82%		0.23%

Total Annual Fund Operating Expenses	1.62%		1.08%
Fee Waiver and/or Expense Reimbursements	(0.42)%	(h)	—

Net Total Annual Fund Operating Expenses	1.20%	(h)	1.08% (i)

*	Assuming the Reorganization had taken place on January 31, 2006.
**	After the Reorganization, Class A, Class B, Class C and Class I Shares of the ML Fund will be redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively.
†	The ML Fund does not currently offer Service Shares.
(a)	In addition, certain securities dealers or other financial intermediaries may charge clients a processing fee when a client buys or redeems shares.
(b)	Class B/Investor B shares automatically convert to Class A/Investor A shares about eight years after initial purchase and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in or waivers of the sales charge (load).
(d)	A shareholder may pay a deferred sales charge if such shareholder purchases $1 million or more for Class A/Investor A Shares and redeems within one year (for the ML Fund) and 18 months (for the BlackRock Fund).
(e)	The ML Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used in the Prospectus of the ML Fund and all other ML Fund materials. The BlackRock Fund uses the term “Service Fee.”
(f)	Financial Data Services, Inc., an affiliate of MLIM, provides transfer agency services to the ML Fund. The Fund pays a fee for these services. The Fund’s investment adviser, and/or such adviser’s affiliates, also provides certain accounting services to the Fund and the Fund reimburses its investment adviser or its affiliates for such services.
(g)	Fee applies only to shares that are redeemed or exchanged within 90 days of purchase.
(h)	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses as a percentage of average daily net assets allocated to each class as follows: 1.30% (for Investor A Shares), 2.05% (for Investor B and C Shares), 0.90% (for Institutional Shares), and 1.20% (for Service Shares) of average daily net assets until February 1, 2007. The Fund may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years. However, this repayment obligation will terminate upon closing of the Reorganization.
(i)	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses as a percentage of average daily net assets allocated to each class as follows: 1.30% (for Investor A Shares), 2.05% (for Investor B and C Shares), 0.90% (for Institutional Shares) and 1.20% (for Service Shares) of average daily net assets until February 1, 2007. In addition to these contractual waivers, BlackRock Advisors has voluntarily agreed to waive or reimburse fees or expenses in order to limit expenses to 1.15% (for Investor A shares), 1.90% (for Investor B and C shares) and 1.15% (for Service shares). BlackRock may reduce or discontinue this voluntary waiver at any time without notice.

6

EXAMPLES:

These examples assume that an investor invests $10,000 in the relevant Fund for the time periods indicated, that the investment has a 5% return each year, that the investor pays the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that the investor will receive a 5% annual rate of return. The annual return may be more or less than the 5% used in these examples. Although actual costs may be higher or lower, based on these assumptions, an investor’s costs would be:

ASSUMING THE INVESTOR DOES REDEEM HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A/Investor A
ML Fund	$629	$850	$1,089	$1,773
BlackRock Fund#	$700	$1,059	$1,442	$2,512
Pro Forma Combined Fund*	$629	$850	$1,089	$1,773
Class B/Investor B
ML Fund	$587	$879	$1,195	$1,960	**
BlackRock Fund#	$658	$1,086	$1,490	$2,625	**
Pro Forma Combined Fund*	$637	$929	$1,195	$1,960	**
Class C/Investor C
ML Fund	$287	$579	$995	$2,159
BlackRock Fund#	$308	$717	$1,253	$2,719
Pro Forma Combined Fund*	$287	$579	$995	$2,159
Class I/Institutional
ML Fund	$85	$265	$460	$1,025
BlackRock Fund#	$92	$381	$692	$1,574
Pro Forma Combined Fund*	$85	$265	$460	$1,025
Service Class†
BlackRock Fund#	$122	$470	$842	$1,887
Pro Forma Combined Fund*	$110	$343	$595	$1,317

ASSUMING THE INVESTOR DOES NOT REDEEM HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A/Investor A
ML Fund	$629	$850	$1,089	$1,773
BlackRock Fund#	$700	$1,059	$1,442	$2,512
Pro Forma Combined Fund*	$629	$850	$1,089	$1,773
Class B/Investor B
ML Fund	$187	$579	$995	$1,960	**
BlackRock Fund#	$208	$736	$1,290	$2,625	**
Pro Forma Combined Fund*	$187	$579	$995	$1,960	**
Class C/Investor C
ML Fund	$187	$579	$995	$2,159
BlackRock Fund#	$208	$717	$1,253	$2,719
Pro Forma Combined Fund*	$187	$579	$995	$2,159
Class I/Institutional
ML Fund	$85	$265	$460	$1,025
BlackRock Fund#	$92	$381	$692	$1,574
Pro Forma Combined Fund*	$85	$265	$460	$1,025
Service Class†
BlackRock Fund#	$122	$470	$842	$1,887
Pro Forma Combined Fund*	$110	$343	$595	$1,317

*	Assuming the Reorganization had taken place on January 31, 2006
**	Assumes conversion to Class A or Investor A Shares approximately eight years after purchase.
†	ML Fund does not currently offer Service shares.
#	Does not reflect the continuation beyond one year of the contractual agreement in note (h) to the fee table.

7

Federal Tax Consequences

        The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, neither the ML Fund, the BlackRock Fund, nor their respective shareholders, will recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, each of the ML Fund and the BlackRock Fund will receive an opinion from Sidley Austin LLP to that effect. No tax ruling from the Internal Revenue Service (“IRS”) regarding the Reorganization has been or will be requested. The opinion of counsel is not binding on the IRS or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

        If any of the portfolio assets of the BlackRock Fund are sold by the BlackRock Fund in connection with the Reorganization, the tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the BlackRock Fund’s basis in such assets. Any gains will be distributed to the BlackRock Fund’s shareholders as either capital-gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

        At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

        Procedures for the purchase, exchange, redemption and valuation of shares of the ML Fund and the BlackRock Fund are similar.

Purchasing Shares. The class structure and purchase and distribution procedures for shares are substantially similar for both the BlackRock and the ML Fund. See “Comparison of the BlackRock Fund and the ML Fund - Purchase, Exchange, Redemption and Valuation of Shares—Purchasing Shares.”

Exchanging Shares. Shareholders of the ML Fund holding Class A, Class B, Class C and Class I shares have an exchange privilege with certain other funds advised by FAM and its affiliate, MLIM. Holders of Investor A, Investor B and Investor C shares of the BlackRock Fund have an exchange privilege with certain funds advised by BlackRock Advisors. After the Reorganization, the combined fund will offer Investor A, Investor B, Investor C, Institutional, Service and R Shares. A shareholder holding shares of the BlackRock Fund or the ML Fund wishing to purchase additional shares of the combined fund after the Reorganization, may find that the fees and expenses on the share classes, though similarly named, may not be the same as such fees and expenses on the shares he or she held prior to the Reorganization. See “Fees and Expenses” above. Shareholders of the combined fund (other than holders of Service and R Shares) will have an exchange privilege into the same or similarly designated shares of other funds in the complex of funds advised by BlackRock Advisors or its affiliates. In making such exchanges, shareholders may be subject to different fees and expenses than their original shares. See “Comparison of the BlackRock Fund and the ML Fund — Purchase, Exchange, Redemption and Valuation of Shares—Exchanging Shares.”

Redeeming Shares. The redemption procedures for shares of the ML Fund are substantially similar to the redemption procedures for shares of the BlackRock Fund. See “Comparison of the BlackRock Fund and the ML Fund - Purchase, Exchange, Redemption and Valuation of Shares—Redeeming Shares.”

Valuation of Shares. The ML Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (the “NYSE”) is open as of the close of business on the NYSE based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. The net asset value used in determining share price is the next one calculated after the purchase or redemption order is placed. See “Comparison of the BlackRock Fund and the ML Fund - Purchase, Exchange, Redemption and Valuation of Shares—Valuation of Shares.”

COMPARISON OF THE BLACKROCK FUND
AND THE ML FUND

Principal and Other Investment Risks

        Because of their similar investment objectives and principal investment strategies, the BlackRock Fund and the ML Fund are subject to similar investment risks. The following discussion describes the principal and certain other risks that may affect the combined fund. You will find additional descriptions of specific risks in the BlackRock Fund Prospectus and the ML Fund Prospectus.

        Neither Fund can guarantee that it will achieve its investment objective. As with any fund, the value of the Funds’ investments — and, therefore, the value of the Funds’shares — may fluctuate. These changes may occur because a particular market in which the Funds invest is rising or falling. In addition, there are specific factors

8

that may affect the value of a particular security. Also, management may select securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies. If the value of the Funds’ investments goes down, you may lose money.

        The Funds intend to invest primarily in stocks that pay dividends. However, income producing stocks that meet the Funds’ investment criteria may not be widely available and/or may be concentrated in only a few markets, which may limit the Funds’ ability to produce current income while remaining fully diversified. There is also no guarantee that the issuers of the common stocks in which the Funds invest will declare dividends in the future or that if declared they will remain at current levels or increase over time.

        The ML Fund may invest in convertible securities, debt securities or preferred stock that may be converted into common stock. Convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

        The Funds are also subject to certain secondary risks. The Funds may invest in derivatives which are volatile and involve significant additional risks, including credit risk, leverage risk and liquidity risk. The Funds are also subject to risks related to investments in when-issued or delayed delivery securities. There is no guarantee that shares of either Fund will not lose value. This means shareholders of either Fund and shareholders of the combined fund could lose money. The Funds may invest in issuers located in countries other than the United States. This may expose the Funds to risks associated with foreign investments.

Comparison of the Funds’ Risks

        The ML Fund may invest in the securities of mid cap and small cap companies, which may be less liquid and more volatile than the securities of larger capitalization companies.

        The BlackRock Fund may be subject to certain additional risks. If the Quantitative Equity Model used by the management team fails to accurately predict which stocks will perform well, BlackRock Fund’s performance will suffer. The BlackRock Fund has been granted a revocable license by Mergent® to use the Dividend AchieversTM universe of common stocks. If Mergent® revokes the BlackRock Fund’s license to use the Dividend AchieversTM universe, the BlackRock Fund Board may need to adopt a new investment goal and/or new investment strategies for the BlackRock Fund.

        The BlackRock Fund may invest a substantial portion of its assets in the financial services sector. Financial services companies may suffer a setback if regulators change the rules under which they operate. Unstable interest rates can have a disproportionate effect on the financial services sector, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector. Finally, financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Investment Objectives and Principal Investment Strategies

        BlackRock Fund. The BlackRock Fund’s investment objective is to seek to provide total return through a combination of current income and capital appreciation by investing primarily in U.S. large-capitalization common stocks with long-term consistent dividend history. The BlackRock Fund’s investment objectives may be changed by the BlackRock Fund Board without shareholder approval upon 30 days’ notice to shareholders.

        The BlackRock Fund normally invests at least 80% of its assets in common stocks included in the universe of common stocks which Mergent®, a recognized provider of financial information that tracks companies which have consistent records of dividend increases, has identified as Dividend Achievers™. To qualify for the Dividend Achievers™universe, an issuer must have raised its annual regular cash dividend on a pre-tax basis for at least each of the last ten consecutive years. These issuers are also subject to additional screening criteria applied by Mergent® such as liquidity. The BlackRock Fund’s portfolio is constructed from a broad universe of stocks that the BlackRock Fund management team believes to be value stocks and all stocks in the Dividend Achievers™ universe. The BlackRock Fund management team screens these issuers utilizing BlackRock’s proprietary Quantitative Equity Model, which uses earnings momentum and valuation factors to rank stocks within a sector and industry based upon their expected return, to continuously evaluate Fund holdings.

        ML Fund. The investment objective of the ML Fund is to seek long-term total return and current income. The ML Fund’s investment objective is a fundamental policy that may not be changed without approval of shareholders representing a majority of the ML Fund’s outstanding voting securities, as defined in the 1940 Act.

9

        The ML Fund seeks to achieve its objective by investing primarily in a portfolio of equity securities. It tries to choose investments that will increase in value over the long term as well as provide current income. The ML Fund’s investments emphasize long-term total return more than current income. Total return consists of increases in value from both capital appreciation and income. Under normal circumstances, the ML Fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The ML Fund will focus on issuers that have good prospects for capital appreciation. ML Fund management believes that stocks that have yields often provide more attractive long-term total return and greater price stability during periods of downward movements in market prices than stocks that do not pay dividends. In selecting portfolio securities, the ML Fund will generally employ a value-oriented analysis, but may purchase equity securities based on a growth-oriented analysis when such securities pay dividends or ML Fund management believes such securities have particularly good prospects for capital appreciation. The ML Fund’s portfolio, in the aggregate, will be structured in a manner designed to produce potential long-term capital appreciation as well as net portfolio yield in excess of the average yield of mutual funds invested primarily in U.S. equities. The ML Fund may also invest in convertible securities and non-convertible preferred stock. The ML Fund may invest up to 25% of its total assets in securities of foreign issuers. The ML Fund may invest in securities of companies with any market capitalization.

        Combined Fund. The combined fund’s investment objective and principal investment strategies will be those of the ML Fund. Because the BlackRock Fund and the ML Fund pursue similar investment objectives and hold similar securities, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses associated with the sale of securities held by the BlackRock Fund which are incompatible with the ML Fund’s investment objective. The combined fund will change its name and ultimately be renamed the BlackRock Equity Dividend Fund.

Performance Information

        The following tables provide performance information for the shares of each currently existing class of the ML Fund and the BlackRock Fund, including and excluding maximum applicable sales charges, for the periods indicated. Past performance is not predictive of future performance. Since the ML Fund’s Service Shares to be issued in the Reorganization are newly-created, no performance information is provided for those shares. The ML Fund’s Class I shares will be redesignated Institutional Shares in connection with the Reorganization. For more information concerning the performance of the ML Fund, please refer to the ML Fund Prospectus, the ML Fund Annual Report and the ML Fund Semi-Annual Report, each of which accompany this Combined Prospectus/Proxy Statement, and the ML Fund SAI, which is available upon request. For more information concerning the performance of the BlackRock Fund, please refer to the BlackRock Fund Prospectus, the BlackRock Fund SAI and the 2005 Annual Report to Shareholders of the BlackRock Fund which are available upon request. See the cover page of this Combined Prospectus /Proxy Statement for information about how to obtain copies of various documents.

ML Fund
Average Annual Total Return

	Class A Shares		Class B Shares		Class C Shares
Period	With Sales Charge*	Without Sales Charge	With Sales Charge*	Without Sales Charge	With Sales Charge*	Without Sales Charge
One Year Ended
December 31, 2005	6.42%	12.32%	7.41%	11.41%	10.50%	11.50%
Five Years Ended
December 31, 2005	5.46%	6.60%	5.45%	5.78%	5.78%	5.78%
Ten Years Ended
December 31, 2005	10.03%	10.63%	9.94%	9.94%	9.77%	9.77%

	Class I Shares		Class R Shares††
Period	With Sales Charge†	Without Sales Charge	With Sales Charge	Without Sales Charge
One Year Ended
December 31, 2005	12.65%	12.65%	12.14%	12.14%
Five Years Ended
December 31, 2005	6.87%	6.87%	6.53%	6.53%
Ten Years Ended
December 31, 2005	10.90%	10.90%	10.45%	10.45%

*	Assumes the maximum initial sales charge on Class A shares is 5.25%, the maximum CDSC on Class B shares is 4.00% and is reduced to 0% after six years and the maximum CDSC on Class C shares is 1.00% and is reduced to 0% after one year.

†	The returns for Class I shares do not reflect the Class I front-end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns for Class I shares would be lower.

††	The returns for Class R shares prior to January 3, 2003, the commencement of operations of Class R shares, are based upon performance of the Fund’s Class I shares. The returns for Class R shares, however, are adjusted to reflect the distribution and service (12b-1) fees and other fees applicable to Class R shares.

10

BlackRock Fund
Average Annual Total Return

	Investor A		Investor B		Investor C
Period	With Sales Charge*	Without Sales Charge	With Sales Charge*	Without Sales Charge*	Without Sales Charge*	Without Sales Charge
One Year Ended
December 31, 2005	-4.56%	1.23%	-3.89%	0.59%	-0.45%	0.54%
Five Years Ended
December 31, 2005	N/A	N/A	N/A	N/A	N/A	N/A
Ten Years Ended
December 31, 2005	N/A	N/A	N/A	N/A	N/A	N/A

	Institutional Shares		Service Shares
Period	With Sales Charge	Without Sales Charge	With Sales Charge*	Without Sales Charge*
One Year Ended
December 31, 2005	1.71%	1.71%	1.35%	1.35%
Five Years Ended
December 31, 2005	N/A	N/A	N/A	N/A
Ten Years Ended
December 31, 2005	N/A	N/A	N/A	N/A

*	Assumes the maximum initial sales charge on Investor A shares is 5.75%, the maximum CDSC on Investor B shares is 4.50% and is reduced to 0% after six years and the maximum CDSC on Investor C shares is 1.00% and is reduced to 0% after one year.

        It is expected that the combined fund will be renamed the BlackRock Equity Dividend Fund following the Reorganization. Because the combined fund will most closely resemble the ML Fund, the ML Fund will be the accounting survivor of the Reorganization. As such, the combined fund will assume the performance history of the ML Fund at the closing of the Reorganization.

Management of the Funds

        BlackRock Fund. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, serves as the investment adviser to the BlackRock Fund. BlackRock Advisors is a wholly-owned subsidiary of BlackRock, which is currently a majority-owned, indirect subsidiary of PNC.

        The new asset management company formed in connection with the transaction between MLIM and BlackRock will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. Merrill Lynch will hold no more than a 49.8% economic stake and a 45% voting interest in the new company, and the common stock interest of BlackRock’s current majority shareholder, The PNC Financial Services Group, Inc. (“PNC”), will be diluted to about 34%. Each of Merrill Lynch and PNC has agreed that it will vote all of its shares in accordance with the recommendation of the new company’s board of directors on all matters, including election of directors.

        The BlackRock Fund management team is led by a team of investment professionals at BlackRock, including the following individuals who have day-to-day responsibilities: Fred Herrmann, CFA, and David Byrket, CFA, both Managing Directors at BlackRock Advisors. Mr. Herrmann and Mr. Byrket head a six person investment team at BlackRock focused on quantitative strategies for the equity market. They have been managing the BlackRock Fund since its inception in 2003. Prior to joining BlackRock Advisors in 2003, Messrs. Hermann and Byrket were managing directors at Weiss, Peck & Greer, LLC since 2001.

        The BlackRock Fund SAI provides additional information about the compensation of the BlackRock Fund’s portfolio managers, other accounts managed by such portfolio managers, and such portfolio managers’ ownership of securities in the BlackRock Fund.

        ML Fund.MLIM, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, serves as the investment adviser to the ML Fund. MLIM is responsible for the ML Fund’s investment and business activities, and receives the management fee as compensation. MLIM is an indirect, wholly-owned subsidiary of Merrill Lynch.

        Robert M. Shearer is the ML Fund’s portfolio manager and is primarily responsible for the day-to-day management of the ML Fund’s portfolio and the selection of its investments. He has been the ML Fund’s portfolio manager since 2001. Mr. Shearer has been Managing Director of MLIM since 2000 and was First Vice President of MLIM from 1998 to 2000. He has been a portfolio manager with MLIM since 1997.

11

        The ML Fund SAI provides additional information about the compensation of the ML Fund’s portfolio managers, other accounts managed by such portfolio managers, and such portfolio managers’ ownership of securities in the ML Fund.

        Combined Fund. As discussed below under “Investment Advisory Agreements –ML Fund,” following the Reorganization, BlackRock Advisors will serve as investment adviser to the combined fund. The portfolio manager of the combined fund following the Reorganization will be Mr. Shearer.

Investment Advisory Agreements

        BlackRock Fund. BlackRock Advisors provides investment advisory services to the BlackRock Fund pursuant to an investment advisory agreement (the “BlackRock Advisory Agreement”).

        BlackRock Advisors is entitled to fees computed daily and payable monthly. The maximum annual advisory fees that can be paid to BlackRock Advisors (as a percentage of average daily net assets of the BlackRock Fund) are as follows:

Total Annual Advisory Fee (Before Waivers)

Average Daily Net Assets	Investment Advisory Fee
Up to $1 billion	0.550%
$1 billion-$2 billion	0.500%
$2 billion-$3 billion	0.475%
more than $3 billion	0.450%

        Applying this fee schedule, the BlackRock Fund’s effective advisory fee rate was 0.55% of the BlackRock Fund’s average daily net assets for the 12 month period ended January 31, 2006.

        BlackRock Advisors has agreed contractually until February 1, 2007 to waive or reimburse fees or expenses in order to limit expenses (excluding interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business, if any) of the BlackRock Fund at the level shown in the fee and expense tables above. See “Summary – Fees and Expenses” above.

        To maintain this limit, BlackRock Advisors and the BlackRock Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses through February 1, 2007 and requires BlackRock Advisors to waive or reimburse fees or expenses if these operating expenses exceed that limit.

        A discussion regarding the basis for the BlackRock Fund Board’s approval of the BlackRock Advisory Agreement is available in the BlackRock Fund’s most recent semi-annual report to shareholders for the six months ended March 31, 2006, and is available to shareholders by calling 1-800-441-7762.

        ML Fund.  Currently, MLIM has overall responsibility for managing the investments of the ML Fund, subject to the oversight of the ML Fund Board. Under the investment advisory agreement (the “ML Advisory Agreement”), MLIM provides the ML Fund with investment advisory and management services. MLIM is responsible for the actual management of the ML Fund’s portfolio and reviews the ML Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with MLIM. MLIM performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the ML Fund.

        Pursuant to the ML Advisory Agreement, the ML Fund pays MLIM a monthly fee at the annual rate of 0.60% of its average daily net assets. MLIM has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate, under which MLIM may pay a fee for services it receives.

        Additionally, the management agreement between MLIM and the ML Fund provides that in addition to portfolio management of the ML Fund, MLIM will perform certain administrative services and provide office space, facilities, equipment and necessary personnel for the management of the ML Fund.

        A discussion regarding the basis for the ML Fund Board’s approval of the ML Advisory Agreement is available in the ML Fund’s most recent Annual Report for the fiscal year ended July 31, 2005, and is available to shareholders by calling 1-800-995-6526.

        In connection with the combination of MLIM and BlackRock, BlackRock Advisors will enter into an investment advisory agreement (the “New Investment Advisory Agreement”) with the ML Fund, subject to approval by the ML Fund’s Board and the ML Fund’s shareholders. Pursuant to the New Investment Advisory

12

Agreement, the ML Fund will pay BlackRock Advisors at the same advisory fee rate described above for the ML Advisory Agreement. The services provided by BlackRock Advisors and its affiliates under the New Investment Advisory Agreement are substantially similar in all material respects as the services provided by MLIM under the ML Advisory Agreement for the ML Fund.

        The New Investment Advisory Agreement generally will provide that, subject to the oversight of the ML Fund’s Board, BlackRock Advisors will (a) act as investment adviser for and supervise and manage the investment and reinvestment of the ML Fund’s assets with complete discretion in purchasing and selling securities and other assets for the ML Fund and in voting, exercising consents and exercising all other rights pertaining to such securities and other assets on behalf of the ML Fund, (b) supervise continuously the investment program of the ML Fund and the composition of its investment portfolio, (c) arrange, subject to the restrictions of the ML Fund’s organizational documents, the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the ML Fund’s investment objectives and policies, and the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any specific policies and determinations of the ML Fund’s Board disclosed to BlackRock Advisors, for the purchase and sale of securities and other assets held in the investment portfolio of the ML Fund; and (d) provide investment research to the ML Fund.

        Under the New Investment Advisory Agreement, BlackRock Advisors also will be obligated to provide, or arrange for its affiliates to provide, certain administrative services on behalf of the ML Fund. These administrative services include furnishing office facilities and equipment and clerical, bookkeeping and administrative services (other than such services provided by the ML Fund’s custodian, transfer agent and dividend disbursing agent and other service providers) to the ML Fund. To the extent requested by the ML Fund, BlackRock Advisors will provide other administrative services, including overseeing the maintenance by the ML Fund’s custodian and transfer agent and dividend disbursing agent of certain books and records of the ML Fund and consulting with the ML Fund’s officers, independent accountants, legal counsel, custodian, accounting agent and transfer and dividend disbursing agent in establishing the accounting policies of the ML Fund and monitoring financial and shareholder accounting services.

        The New Investment Advisory Agreement provides that BlackRock Advisors may to the extent permitted by applicable law appoint one or more sub-advisers, including affiliates of BlackRock Advisors, to perform investment advisory services with respect to the ML Fund. It is anticipated that pursuant to this provision, and in compliance with SEC rules and interpretations, BlackRock Advisors may appoint one or more affiliates to act as sub-adviser to the ML Fund.

        Combined Fund. If the shareholders of the BlackRock Fund approve the Reorganization, the combined fund will be managed by BlackRock Advisors pursuant to the New Investment Advisory Agreement, the major elements of which are described above. The following discussion offers a summary of key similarities and differences between the BlackRock Advisory Agreement and the New Investment Advisory Agreement.

        BlackRock Advisors will perform a similar investment advisory role for the ML Fund under the terms of the New Investment Advisory Agreement as it does for the BlackRock Fund under the terms of the BlackRock Advisory Agreement. As discussed above, under the BlackRock Advisory Agreement, BlackRock Advisors receives an investment advisory fee that decreases as the average daily net assets of the BlackRock Fund increase. The ML Fund has a higher fee rate than the BlackRock Fund and no breakpoints. Following the Reorganization, the ML Fund fee structure will apply. It is anticipated that at the time of the Reorganization the change to the ML Fund fee structure will result in the combined fund having higher contractual advisory fees than under the BlackRock Fund Advisory Agreement. However, the ML Fund Advisory Agreement and the New Investment Advisory Agreement for the combined fund cover the provision of administrative services to the ML Fund while the BlackRock Fund pays a separate fee for administrative services, which partially offsets the higher ML Fund advisory fees. See “Administration Agreements” below.

Administration Agreements

        BlackRock Fund. BlackRock Advisors and PFPC Inc. (“PFPC”) serve as the BlackRock Fund’s co-administrators pursuant to an administration agreement (the “BlackRock Administration Agreement”). PFPC maintains office facilities for the BlackRock Fund; furnishes the BlackRock Fund with statistical and research data, clerical, accounting, bookkeeping and other administrative services. Under the BlackRock Administration Agreement, BlackRock Advisors is responsible for: (i) the supervision and coordination of the performance of the BlackRock Fund’s service providers; (ii) the negotiation of service contracts and

13

arrangements between the BlackRock Fund and its service providers; (iii) acting as liaison between the trustees of the BlackRock Fund and the BlackRock Fund’s service providers; and (iv) providing ongoing business management and support services in connection with the BlackRock Fund’s operations. The administrators may from time to time voluntarily waive administration fees with respect to the BlackRock Fund and may voluntarily reimburse the BlackRock Fund for expenses.

        Under the BlackRock Administration Agreement, the BlackRock Fund pays BlackRock Advisors and PFPC a fee, computed daily and payable monthly, at an aggregate annual rate of (i) 0.075% of the first $500 million of the BlackRock Fund’s average daily net assets, 0.065% of the next $500 million of the BlackRock Fund’s average daily net assets and 0.055% of the BlackRock Fund’s average daily net assets in excess of $1 billion; and (ii) 0.025% of the first $500 million of the average daily net assets allocated to each class of shares of the BlackRock Fund, 0.015% of the next $500 million of the average daily net assets allocated to each class of shares of the BlackRock Fund and 0.005% of the average daily net assets allocated to each class of shares of the BlackRock Fund in excess of $1 billion. Applying this fee schedule, the BlackRock Fund’s effective administrative fee rate was 0.10% of the BlackRock Fund’s average daily net assets for the 12 month period ended January 31, 2006.

        ML Fund. MLIM provides administrative services to the ML Fund pursuant to the ML Advisory Agreement. Under the ML Advisory Agreement, MLIM provides certain administrative services to the ML Fund and provides (or causes its affiliates to provide) for the Fund’s office space, facilities and necessary personnel as well as the fees of those Trustees and officers of the Fund who are affiliated persons of FAM or any of its affiliates.

        Combined Fund. Following the Reorganization, BlackRock Advisors will provide the combined fund with administrative services pursuant to the New Investment Advisory Agreement, the major elements of which are described above.

Other Service Providers

        BlackRock Fund. PFPC, located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the administrator, transfer agent and dividend disbursing agent for the BlackRock Fund. PFPC Trust Company, located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, serves as the BlackRock Fund’s custodian. PFPC and PFPC Trust Company are each affiliates of PNC. Deloitte & Touche LLP, located at 1700 Market Street, 24th Floor, Philadelphia, Pennsylvania 19103-3984 is the independent registered public accounting firm for the BlackRock Fund. BlackRock Distributors, Inc. (“BlackRock Distributors”), located at 760 Moore Road, King of Prussia, Pennsylvania 19406, an affiliate of PNC, serves as the distributor and principal underwriter for the BlackRock Fund.

        ML Fund. State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian for the ML Fund. Financial Data Services, Inc., located at 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, an affiliate of FAM, serves as the transfer agent of the ML Fund. Deloitte & Touche LLP, located at 750 College Road East, Princeton, New Jersey 08540, is the independent registered public accounting firm for the ML Fund. FAM Distributors, Inc. (“FAM Distributors”), located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, an affiliate of FAM, serves as the distributor and principal underwriter for the ML Fund.

        Combined Fund. Immediately following the Reorganization, the ML Fund’s service providers, other than the transfer agent, are expected to service the combined fund. The combined fund will continue to be distributed by FAM Distributors, as a co-distributor, along with the addition of BlackRock Distributors as a co-distributor. PFPC, the BlackRock Fund’s transfer agent, is expected to serve as the transfer agent for the combined fund. Any changes in service providers thereafter are not expected to affect the nature or quality of services provided to either Fund or its shareholders.

Distribution and Service Fees

        BlackRock Fund. The BlackRock Fund has adopted a plan (the “BlackRock Fund Distribution Plan”) that allows the BlackRock Fund to pay distribution fees for the sale of its shares pursuant to Rule 12b-1 under the 1940 Act and shareholder servicing fees for certain services provided to its shareholders.

        Under the BlackRock Fund Distribution Plan, Investor Shares pay a distribution fee and Service Shares pay a service fee to BlackRock Distributors and/or affiliates of PNC (including BlackRock Advisors) for distribution and sales support services. The distribution fees may also be used to pay affiliated and unaffiliated brokers,

14

dealers, financial institutions and industry professionals (including BlackRock Advisors, PNC Bank and its affiliates) (“Service Organizations”) for sales support services and related expenses. All Investor B and Investor C Shares pay a maximum distribution fee of 0.75% per year.

        Under the BlackRock Fund Distribution Plan, the BlackRock Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Investor Shares in return for these fees. The BlackRock Fund may pay a shareholder servicing fee of up to 0.25% per year of the average daily net asset value of Investor A, Investor B, Investor C and Service Shares of the BlackRock Fund. Institutional Shares do not pay distribution or shareholder servicing fees.

        ML Fund. The ML Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act (the “ML Fund Distribution Plans”). Under the ML Fund Distribution Plans, the ML Fund pays annual service and distribution fees to FAM Distributors at a rate of up to 0.25% of average daily net assets for Class A Shares, 1.00% of average daily net assets for Class B and Class C Shares and 0.50% of average daily net assets for Class R Shares. These fees are used to cover the costs of the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries. Class I Shares do not have distribution or service fees. In connection with the Reorganization, the ML Fund will adopt a form of Distribution Plan substantially similar to the ML Fund Distribution Plans with respect to its newly-created Service Shares, pursuant to which the ML Fund will pay annual service and distribution fees at a rate of up to 0.25% of average daily net assets for Service Shares.

        Combined Fund. Following the Reorganization, the combined fund will use the ML Fund Distribution Plans, as described above, for its currently existing share classes, which will be redesignated Investor A, Investor B, Investor C and R Shares, and will adopt a similar form of Distribution Plan for its newly-created Service Shares providing for distribution and service fees as described above with respect to the BlackRock Fund.

        For more information on the ML Fund Distribution Plans or the BlackRock Fund Distribution Plan, including a complete list of services provided thereunder, see the ML Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the BlackRock Fund Prospectus, respectively.

Purchase, Exchange, Redemption and Valuation of Shares

        Procedures for the purchase, exchange, redemption and valuation of shares of the ML Fund and the BlackRock Fund are similar. Shareholders should refer to the ML Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the BlackRock Fund Prospectus for the specific procedures applicable to purchases, exchanges and redemptions of shares. In addition to the policies described below, certain fees may be assessed in connection with the purchase, exchange and redemption of shares. See “Summary —Fees and Expenses” above. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of the ML Fund, which policies and procedures will be used by the combined fund.

        Purchasing Shares. The class structure and purchase and distribution procedures for shares are substantially similar for both the BlackRock Fund and the ML Fund. The ML Fund currently offers five classes of shares of beneficial interest. The BlackRock Fund currently offers five classes of shares of beneficial interest. The ML Fund’s Class A Shares are similar to the BlackRock Fund’s Investor A Shares, the ML Fund’s Class B Shares are similar to the BlackRock Fund’s Investor B Shares, the ML Fund’s Class C shares are similar to the BlackRock Fund’s Investor C Shares and the ML Fund’s Class I Shares are similar to the BlackRock Fund’s Institutional Shares. The ML Fund issues Class R shares which are not subject to sales charges but are subject to distribution or service fees. The BlackRock Fund issues Service Shares which are not subject to sales charges but are subject to distribution fees or service fees. For a complete discussion of the classes of shares and the purchase and distribution procedures related thereto for the ML Fund, see “Your Account—Pricing of Shares” “—How to Buy, Sell, Transfer and Exchange Shares” and “— How Shares are Priced” in the ML Fund Prospectus and, for the BlackRock Fund, see “About Your Investment – How to Buy/Sell Shares” in the BlackRock Fund Prospectus.

        Exchanging Shares. Shareholders can exchange Class A, Class B, Class C, Class R and Class I Shares of the ML Fund for shares of certain other funds advised by MLIM or its affiliate FAM (“MLIM/FAM-advised funds”). The shareholder must have held the shares used in the exchange for at least 15 calendar days before he or she can exchange to another fund. Class A, Class B, Class C, Class R and Class I Shares are generally exchangeable for shares of the same class of another MLIM/FAM-advised fund. If a shareholder owns Class I

15

Shares and wishes to exchange into a fund in which he or she has no Class I Shares (and is not eligible to purchase Class I Shares), the shareholder will exchange into Class A Shares. Some of the MLIM/FAM-advised funds impose a different initial or deferred sales charge schedule. If a shareholder exchanges Class A or Class I Shares for shares of a fund with a higher initial sales charge than the shareholder originally paid, the shareholder will be charged the difference at the time of exchange. If a shareholder exchanges Class B Shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will apply. The time the shareholder holds Class B or Class C Shares in both funds will count when determining his or her holding period for calculating a deferred sales charge at redemption. If a shareholder exchanges Class A or Class I Shares for money market fund shares, he or she will receive Class A Shares of Summit Cash Reserves Fund. Class B or Class C Shares of the ML Fund will be exchanged for Class B Shares of Summit Cash Reserves Fund.

        Shareholders of Investor A, Investor B and Investor C Shares of the BlackRock Fund may exchange their shares for shares of the same class of another BlackRock Fund. Shareholders may make an exchange by sending a written request to the BlackRock Fund or telephoning the BlackRock Fund once an account is set up unless a shareholder previously indicated that he or she did not want this option. Shareholders of Institutional and Service Shares of the BlackRock Fund do not have an exchange privilege.

        Following the Reorganization, BlackRock Fund shareholders who receive Investor A, Investor B, Investor C or Institutional Shares of the ML Fund will have the right to exchange such shares for Investor A, Investor B, Investor C, or Institutional Shares, respectively, of another fund advised by BlackRock Advisors, using the same procedures currently applicable to the ML Fund, as described above. In making such exchanges, shareholders may be subject to different fees and expenses than with their original shares. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the BlackRock Fund will be “tacked” to the holding period of the newly acquired shares of the other fund.

        Redeeming Shares. The redemption procedures for shares of the ML Fund are substantially similar to the redemption procedures for shares of the BlackRock Fund. See “Your Account —Pricing of Shares” “—How to Buy, Sell, Transfer and Exchange Shares,” “—How Shares are Priced” and “—Participation in Fee-Based Programs” in the ML Fund Prospectus and “About Your Investment – How to Buy/Sell Shares” in the BlackRock Fund Prospectus.

        Valuation of Shares. The ML Fund and the BlackRock Fund have similar procedures for valuing securities. Each Fund computes its net asset value (“NAV”) by using prices as of the close of trading on the NYSE and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by such Fund’s Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

        Each Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the NYSE each day the NYSE is open for trading.

        Each Fund may invest a portion of its assets in foreign securities. Generally, trading in foreign securities, as well as U.S. government securities, money market instruments, and certain fixed income securities is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of the ML Fund’s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the Exchange that may not be reflected in the computation of a Fund’s net asset value. If market quotations are not readily available or, in MLIM’s judgment, do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes more accurately reflects the fair value.

        These policies will apply to the combined fund following the Reorganization. There is no guarantee that both Funds will use the same price on a particular security at any given time.

16

Market Timing

        Each Fund discourages and does not accommodate frequent purchases and redemptions of shares by Fund shareholders, and each Fund’s Board has adopted policies and procedures to deter such frequent purchases and redemptions. For further information with respect to the ML Fund’s or the BlackRock Fund’s policies with respect to purchases, redemptions and exchanges of shares, see the ML Fund Prospectus or the appropriate BlackRock Fund Prospectus (copies of which accompany this Combined Prospectus/Proxy Statement which is available upon request).

FINANCIAL HIGHLIGHTS

        Financial highlights tables for the existing share classes of the ML Fund may be found in the ML Fund’s current prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement. Financial highlights tables for the share classes of the BlackRock Fund may be found in the BlackRock Fund Prospectus which is available upon request.

INFORMATION ABOUT THE REORGANIZATION

General

        Under the Reorganization Agreement, the BlackRock Fund will transfer substantially all of its assets and certain stated liabilities to the ML Fund in exchange for Investor A, Investor B, Investor C, Institutional and Service Shares of the ML Fund. For more details about the Reorganization Agreement, see Appendix B—“Form of Agreement and Plan of Reorganization.” The shares of the ML Fund issued to the BlackRock Fund will have an aggregate net asset value equal to the aggregate net asset value of the BlackRock Fund shares outstanding immediately prior to the Reorganization. Upon receipt by the BlackRock Fund of the shares of the ML Fund, the BlackRock Fund will distribute the shares to BlackRock Fund shareholders. Then, as soon as practicable after the date of the closing of the Reorganization (the “Closing Date”), the BlackRock Fund will be terminated as a series of BlackRock Funds under applicable state law.

        The distribution of ML Fund shares to BlackRock Fund shareholders will be accomplished by opening new accounts on the books of the ML Fund in the names of the BlackRock Fund shareholders and transferring to those shareholder accounts the shares of the ML Fund. Such newly-opened accounts on the books of the ML Fund will represent the respective pro rata number of shares of the same or a similar class of the ML Fund that the BlackRock Fund receives under the terms of the Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

        Accordingly, as a result of the Reorganization, each BlackRock Fund shareholder will own the same or a similar class of shares of the ML Fund having an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder’s BlackRock Fund shares immediately prior to the Closing Date. The Reorganization will not result in dilution of either Fund’s net asset value. However, as a result of the Reorganization, a shareholder of either the ML Fund or the BlackRock Fund will hold a reduced percentage of ownership in the larger combined fund than the shareholder did in either of the separate Funds.

        No sales charge or fee of any kind will be assessed to the BlackRock Fund shareholders in connection with their receipt of shares of the ML Fund in the Reorganization, although shareholders who receive Investor B or Investor C shares of the ML Fund (and, under certain circumstances, Investor A shares) in the Reorganization will continue to be subject to a contingent deferred sales charge if they sell such shares after the Reorganization before the applicable holding period expires. The holding period with respect to any contingent deferred sales charge applicable to shares of the ML Fund acquired in the Reorganization will be measured from the earlier of the time (i) the shares were purchased from the BlackRock Fund or (ii) shares were purchased from any other BlackRock fund and subsequently were exchanged for shares of the BlackRock Fund. Redemptions made after the Reorganization may be subject to contingent deferred sales charges and/or redemption fees.

Terms of the Reorganization Agreement

        Pursuant to the Reorganization Agreement, the ML Fund will acquire substantially all of the assets and certain stated liabilities of the BlackRock Fund on the Closing Date in consideration for shares of the ML Fund.

        On the Closing Date, the BlackRock Fund will transfer to the ML Fund substantially all of its assets in exchange solely for Investor A, Investor B, Investor C, Institutional and Service Shares of the ML Fund that are in the aggregate equal in value to the value of the assets of the BlackRock Fund transferred to the ML Fund as of the Closing Date, as determined in accordance with the ML Fund’s valuation procedures or such other

17

valuation procedures as shall be mutually agreed upon by the parties, reduced by the value of certain stated liabilities of the BlackRock Fund provided for in an agreed upon schedule prior to the Closing Date that are assumed by the ML Fund. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the BlackRock Fund will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

        The BlackRock Fund expects to distribute the shares of the ML Fund to the shareholders of the BlackRock Fund promptly after the Closing Date. Thereafter, the BlackRock Fund will be terminated as a series of BlackRock Funds under Massachusetts law.

        The BlackRock Fund and the ML Fund have made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

        Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by BlackRock Fund shareholders;

•	the completion of the transaction between MLIM and BlackRock;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•	the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•	the effectiveness under applicable law of the registration statement of the ML Fund of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

•	the declaration of a dividend by the BlackRock Fund to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of opinions of counsel relating to, among other things, the tax free nature of the Reorganization.

        The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the BlackRock Fund.

        The BlackRock Fund Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of BlackRock Fund shareholders (as described more fully in “Reasons for the Reorganization” below) and that the interests of existing shareholders of the BlackRock Fund will not be diluted with respect to net asset value as a result of consummation of the proposed Reorganization.

Reasons for the Reorganization

        The factors considered by the BlackRock Fund Board with regard to the Reorganization include, but are not limited to, the following:

•	The fact that the investment objectives and policies of the ML Fund and the BlackRock Fund are similar. See “Comparison of the BlackRock Fund and the ML Fund—Investment Objectives and Principal Investment Strategies.”

Through the Reorganization, shareholders will be invested in a combined fund with similar objectives and strategies. As a result, the style and risk/return profile of the combined fund will remain comparable to those of the shareholders’ current investment. In addition, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective of the combined fund.

18

•	The expectation that the combined fund will achieve certain operating efficiencies from its larger net asset size.

The larger net asset size of the combined fund should permit the combined fund to achieve certain economies of scale as certain costs can be spread over a larger asset base, and the larger combined fund may achieve greater portfolio diversity and potentially lower portfolio transaction costs.

•	The expectation that the combined fund will have net operating expenses at or below those of the BlackRock Fund prior to the Reorganization after taking into account contractual and/or voluntary fee waivers. The fact that while the advisory fee rate will increase for the combined fund, the total annual operating expense ratio for each class of shares is expected to decrease.

Shareholders of each class of the BlackRock Fund are expected to experience net operating expenses in the combined at or below those that the BlackRock Fund had prior to the Reorganization after taking into account contractual and/or voluntary fee waivers. See “Summary — Fees and Expenses” above.

•	The fact that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

The Reorganization provides for a tax-free transfer of the assets and certain stated liabilities of the BlackRock Fund in exchange for shares of the ML Fund. Shareholders will receive ML Fund shares equivalent to the aggregate net asset value of their BlackRock Fund shares, and will pay no federal income tax on the transaction.

•	The fact that the new BlackRock organization will have significantly more investment professionals and related resources than either BlackRock or MLIM possesses individually.

The new BlackRock investment management organization will have significantly more investment professionals and related resources than either BlackRock or MLIM possesses individually, enhancing the new BlackRock’s market position and influence in the industry. The resulting organization will manage diverse products across multiple asset classes and styles, allowing shareholders access to a wider segment of the market than either organization currently possesses on its own.

•	The composition of the investment management team that will manage the combined fund and the team’s investment style and strategies.

Shareholders will benefit from the continuing experience and expertise of the investment management team designated for the combined fund and their commitment to the investment style and strategies to be used in managing the assets of the combined fund. See “Comparison of the ML Fund and the BlackRock Fund - Management of the Funds.”

•	The relative performance history of each Fund.

The Board reviewed the relative performance of each Fund over different time periods compared to each other and to the relative benchmarks applicable to each Fund. Because the combined fund will most closely resemble the ML Fund, the ML Fund will be the accounting survivor of the Reorganization. As such, the combined fund will assume the performance history of the ML Fund at the closing of the Reorganization.

•	The expectation that shareholders will have substantially the same services available and will have access to the larger combined fund family with a broader array of options.

Specific service features — such as minimum investments, exchange rules, and automated investing plans — will remain consistent or become more favorable. The new BlackRock will offer an expanded product line consisting of over 100 open-end funds under the BlackRock name with over $200 billion in assets. Currently, MLIM manages over 50 open-end mutual funds with approximately $130 billion in assets, while BlackRock Advisors manages over 60 open-end funds with approximately $87 billion in assets. This broader product line offers certain shareholders greater opportunity to diversify assets by exercising the exchange privilege between funds in the family. See “Comparison of the BlackRock Fund and the ML Fund”—Purchase, Exchange, Redemption and Valuation of Shares” and “—Continuation of Shareholder Accounts and Plans; Share Certificates.”

19

•	The fact that costs associated with the Reorganization will be paid by MLIM, BlackRock or their affiliates, and will not be borne by shareholders. Any brokerage or other trading costs incurred by a Fund in connection with buying or selling portfolio securities prior to the Reorganization will be borne by that Fund.

Shareholders will not bear any costs associated with the Reorganization, including proxy solicitation expenses and sales charges. Proxy solicitation expenses include legal fees, printing, packaging and postage—all of which will be paid by MLIM, BlackRock or their affiliates. Shareholders will not have to pay any sales charge (including any CDSC) on the ML Fund shares received in the Reorganization. For purposes of determining the application of any CDSC after the Reorganization, the holding period for their BlackRock Fund shares will carry over to the ML Fund shares they receive in the Reorganization.

        For these and other reasons, the BlackRock Fund Board unanimously concluded that consummation of the Reorganization is in the best interests of the BlackRock Fund and its shareholders and that the interests of the shareholders of the BlackRock Fund will not be diluted with respect to net asset value as a result of the Reorganization. The approval determination was made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Material U.S. Federal Income Tax Consequences of the Reorganization

        The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the BlackRock Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

        It is a condition to closing the Reorganization that each of the ML Fund and the BlackRock Fund receives an opinion from Sidley Austin LLP, counsel to the ML Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the BlackRock Fund and the ML Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by the ML Fund or the BlackRock Fund upon the transfer of all of the assets of the BlackRock Fund to the ML Fund solely in exchange for the shares of the ML Fund and the assumption by the ML Fund of certain stated liabilities of the BlackRock Fund, or upon the distribution of the shares of the ML Fund by the BlackRock Fund to its shareholders in the subsequent liquidation of the BlackRock Fund.

•	No gain or loss will be recognized by a shareholder of the BlackRock Fund who exchanges all of his, her or its shares of the BlackRock Fund solely for the shares of the ML Fund pursuant to the Reorganization.

•	The aggregate tax basis of the shares of the ML Fund received by a shareholder of the BlackRock Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the BlackRock Fund surrendered in exchange therefor.

•	The holding period of the shares of the ML Fund received by a shareholder of the BlackRock Fund pursuant to the Reorganization will include the holding period of the shares of the BlackRock Fund surrendered in exchange therefor.

•	The ML Fund’s tax basis in the BlackRock Fund’s assets received by the ML Fund pursuant to the Reorganization will, in each instance, equal the aggregate tax basis of such assets in the hands of the BlackRock Fund immediately prior to the Reorganization.

20

•	The holding period of the assets of the BlackRock Fund in the hands of the ML Fund will include the period during which those assets were held by the BlackRock Fund.

        The opinion of Sidley Austin LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Sidley Austin LLP will also rely upon certain representations of the management of the ML Fund and the BlackRock Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

        The ML Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the BlackRock Fund and its shareholders.

        Prior to the Closing Date, the BlackRock Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

        A portion of the portfolio assets of the BlackRock Fund may be sold in connection with the Reorganization. The tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the BlackRock Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the BlackRock Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. The ML Fund will succeed to the capital loss carryforwards of the BlackRock Fund, subject to the limitations of the Internal Revenue Code. These limitations are not expected to impose significant restrictions on the use of the BlackRock Fund’s loss carryforwards.

        Shareholders of the BlackRock Fund may redeem their shares or exchange their shares for shares of certain other funds distributed by BlackRock Distributors at any time prior to the closing of the Reorganization. Redemptions and exchanges of shares generally are taxable transactions, unless the shareholder’s account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

        MLIM, BlackRock or their affiliates will pay the expenses incurred in connection with the Reorganization, including all direct and indirect expenses and out-of-pocket costs. Neither the Funds nor the their shareholders will bear any of the expenses incurred in connection with the Reorganization. Any brokerage or other trading costs incurred by a Fund in connection with buying or selling portfolio securities prior to the Reorganization will be borne by that Fund.

        Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund’s Board including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with inclusion of each Fund’s financial statements in the Form N-14; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Neither of the Funds will pay any expenses of shareholders arising out of or in connection with the Reorganization.

        All other expenses of each of the parties shall be paid by the applicable party.

Continuation of Shareholder Accounts and Plans; Share Certificates

        If the Reorganization is approved, the ML Fund will establish an account for each BlackRock Fund shareholder containing the appropriate number of shares of the ML Fund. Shareholders of the BlackRock Fund who are accumulating BlackRock Fund shares under the dividend reinvestment plan, who are receiving payment under the systematic withdrawal plan or automatic investment plan or who benefit from special sales programs with respect to BlackRock Fund shares will retain the same rights and privileges after the Reorganization in connection with the shares of the ML Fund received in the Reorganization through similar plans maintained by the ML Fund. Shareholders of the combined fund who are enrolled in the automatic investment plan may be asked to terminate such plan and enroll in a new automatic investment plan for a different class of shares in the ML Fund. Such shareholders

21

Legal Matters

should note that such other classes of shares are subject to different fees and expenses than their original shares and should read the ML Fund Prospectus for additional information.

        It will not be necessary for shareholders of the BlackRock Fund to whom certificates have been issued to surrender their certificates. Upon termination of the BlackRock Fund, such certificates will become null and void. No certificates for the ML Fund will be issued.

        Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Sidley Austin LLP, which serves as counsel to the ML Fund. Certain legal matters concerning the issuance of shares by the ML Fund will be passed on by Bingham McCutchen LLP, Massachusetts counsel to the ML Fund.

OTHER INFORMATION

Capitalization

        The BlackRock Fund currently offers five classes of shares (Investor A, B and C Shares, Institutional Shares and Service Shares). The ML Fund offers five classes of shares (Class A, B, C, I and R Shares, which will be renamed Investor A, Investor B, Investor C, Institutional and R Shares, respectively), and, in connection with the Reorganization, will issue an additional new class of Service Shares.

        The following table sets forth as of January 31, 2006: (i) the unaudited capitalization of the BlackRock Fund; (ii) the unaudited capitalization of the ML Fund; and (iii) the unaudited pro forma combined capitalization of the ML Fund assuming the Reorganization has been approved. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
BlackRock Fund
Investor A	$14,589,593	$11.09	1,315,655
Investor B	$4,449,075	$11.07	402,009
Investor C	$12,436,529	$11.06	1,124,441
Institutional	$1,940,357	$11.08	175,052
Service	$380,725	$11.06	34,434

Total	$33,796,279

ML Fund
Class A	$239,557,092	$16.60	14,432,104
Class B	$82,116,512	$16.65	4,931,365
Class C	$105,748,409	$16.34	6,470,413
Class I	$230,588,023	$16.61	13,883,541
Class R	$6,950,207	$16.71	416,003

Total	$664,960,243

ML Fund - Pro Forma Combined
Investor A	$254,146,685	$16.60	15,311,053
Investor B	$86,565,587	$16.65	5,198,546
Investor C	$118,184,938	$16.34	7,231,365
Institutional	$232,528,380	$16.61	14,000,369
R	$6,950,207	$16.71	416,003
Service	$380,725	$11.06	34,434

Total	$698,756,522

Shareholder Information

        As of May 25, 2006, the BlackRock Fund had outstanding 3,051,212 shares. As of such date the trustees and officers of BlackRock Funds as a group owned less than 1% of the outstanding shares of the BlackRock Fund. As of May 25, 2006, no person was known by the BlackRock Fund to own beneficially or of record 5% or more of any class of shares of the BlackRock Fund except as follows:

22

Name & Address	Class	% of Class	% of BlackRock Fund	% of Combined Fund Post-Closing
Merrill Lynch, Pierce, Fenner & Smith
Incorporated**
4800 E. Deerlake Drive, 3rd Floor
Jacksonville, FL 32246-6484	Investor C	38.964%	14.837%	0.646%
Merrill Lynch, Pierce, Fenner & Smith
Incorporated**
4800 E. Deerlake Drive, 3rd Floor
Jacksonville, FL 32246-6484	Investor A	12.128%	5.132%	0.224%
** Holder of record.

        As of January 31, 2006, there were 40,843,083 shares of the ML Fund outstanding. As of such date, the trustees and officers of the ML Fund as a group owned less than 1% of the shares of the ML Fund. As of May 12, 2006, no person was known by the ML Fund to own beneficially or of record 5% or more of any class of shares of the ML Fund except as follows:

Name & Address*	Class	% of Class	% of ML Fund	% of Combined Fund Post-Closing

Merrill Lynch Trust Co., FSB** TTEE FBO Merrill Lynch	Class I	19.98%	7.13%	6.82%

Merrill Lynch International** Deferred Comp Plan Hedging Equity Financing & Swaps	Class I	10.16%	3.62%	3.47%

Merrill Lynch Trust Co., FSB** TTEE FBO Merrill Lynch	Class I	7.27%	2.59%	2.48%

Reliance Trust Co FBO** Cox Savings Incentive Plan	Class A	5.89%	2.10%	2.01%

Frontier Trust Co., FSB TTEE FBO** McGill, Power & Bell 401(k)	Class R	5.36%	0.07%	0.06%

*	Unless otherwise indicated the address for each of the above shareholders is 800 Scudders Mill Road, Plainsboro, NJ 08536.
**	Holder of record.

Shareholder Rights and Obligations

        While the BlackRock Fund and the ML Fund are different entities and, thus, governed by different organizational documents, the Reorganization will not result in material differences in shareholder rights. The shares of the ML Fund to be distributed to shareholders of the BlackRock Fund will generally have the same legal characteristics as the shares of the BlackRock Fund with respect to such matters as voting rights, accessibility, and transferability.

        The BlackRock Fund and the ML Fund are different companies. Under their organizational documents, the BlackRock Fund and the ML Fund are each authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share and $0.10 per share, respectively. In connection with the Reorganization, the ML Fund has authorized the issuance of newly created Service Shares of the ML Fund. The BlackRock Fund Board and the ML Fund Board may, without limitation, classify or reclassify any unissued shares of the BlackRock Fund or the ML Fund into any number of additional classes of shares. The BlackRock Fund Board and the ML Fund Board may also, without limitation, classify or reclassify any unissued shares into one or more additional series, each with its own assets and liabilities. The BlackRock Fund currently offers five classes of shares (Investor A, B, and C Shares, Institutional Shares and Service Shares). The ML Fund offers five classes of shares (Class A, B, C, R and I Shares, which will be redesignated Investor A, Investor B, Investor C, R and Institutional Shares, respectively), and, in connection with the Reorganization, will issue a new class of Service Shares.

        Each of the BlackRock Fund and the ML Fund will continue indefinitely until terminated.

23

        With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services).

        Unless (i) the ML Fund Board has determined that a matter only affects the interests of one or more class or classes (in which case only shareholders of the affected class or classes are entitled to vote) or (ii) otherwise required by applicable law, on any matter submitted to a vote of shareholders of the ML Fund, all shares entitled to vote are voted in the aggregate and not by class. The shares of the BlackRock Fund have substantially similar voting rights.

        There are no preemptive rights in connection with shares of either Fund. When issued in accordance with the provisions of their respective prospectuses, all shares are fully paid and non-assessable.

        The BlackRock Fund is a series of BlackRock Funds. The ML Fund and BlackRock Fund are business trusts organized under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust.

        However, the Declaration of Trust of BlackRock Funds provides that shareholders shall not be subject to any personal liability in connection with the assets of the BlackRock Fund for the acts or obligations of the BlackRock Fund, and that every note, bond, contract, order or other undertaking made by the BlackRock Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the BlackRock Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the BlackRock Fund, and shall satisfy any judgment thereon. Similarly, the ML Fund’s Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the ML Fund or for the acts, obligations or affairs of the ML Fund. The ML Fund Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and also provides that the ML Fund shall reimburse shareholders for all legal and other expenses reasonably incurred in connection with any such claim or liability.

        The foregoing is only a summary of certain rights of shareholders under the charter documents governing the BlackRock Fund and the ML Fund and applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Shareholder Proposals

        The Funds do not hold regular annual meetings of shareholders. As a general matter, the ML Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not completed, the BlackRock Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the BlackRock Fund should send such proposal to BlackRock, Inc., Attn: Robert Connolly, 40 East 52nd St., New York, New York 10022. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the ML Fund should send such proposal to the Secretary of the ML Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

        Solicitation of proxies is being made on behalf of the BlackRock Fund and the BlackRock Fund Board primarily by the mailing of this Notice and Combined Prospectus/Proxy Statement with its enclosures on or about June 23, 2006. BlackRock Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the BlackRock Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The BlackRock Fund has retained Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to

24

assist with any necessary solicitation of proxies. BlackRock Fund shareholders may receive a telephone call from Computershare asking them to vote. Computershare and its agents will assist with the mailing and tabulation effort and may also solicit proxies by contacting shareholders by telephone. The costs of solicitation will be borne by MLIM, BlackRock or their affiliates. The cost for the services of Computershare in connection with the proposed Reorganization is not expected to exceed $3,500.

        Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the BlackRock Fund. Representatives of BlackRock Advisors and its affiliates and other representatives of the BlackRock Fund may also solicit proxies. Questions about the proposal should be directed to Computershare at 1-866-390-5114.

VOTING INFORMATION AND REQUIREMENTS

General

        This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of the BlackRock Fund into the ML Fund and the solicitation of proxies by and on behalf of the BlackRock Fund Board for use at the Special Meeting of shareholders of the BlackRock Fund. The Special Meeting will be held on August 22, 2006 at 11:00 a.m., Eastern time, at the Omni Berkshire Place, 21 East 52nd Street, New York, New York 10022 or at such later time as is made necessary by adjournment or postponement.

        As of May 25, 2006, the BlackRock Fund had the following number of shares outstanding:

Share Class	Number of Shares
Investor A	1,293,558
Investor B	416,989
Investor C	1,164,064
Service	30,426
Institutional	146,175

        Only shareholders of record on May 25, 2006 will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

        Approval by the BlackRock Fund of the proposed Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of a fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of such fund, voting together as a single class. The BlackRock Fund Board has fixed the close of business on May 25, 2006 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. BlackRock Fund shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights.

        If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy card or by submitting a Proxy by telephone or over the internet), the shares of the BlackRock Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Special Meeting or any adjournments thereof. The BlackRock Fund Board does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

        A majority of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

25

        The persons named as proxies may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of the BlackRock Fund without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of the shareholders of the BlackRock Fund, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the BlackRock Fund present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned. Those proxies that are instructed to vote in favor of the Reorganization will vote in favor of any such adjournment, and those proxies that are instructed to vote against the Reorganization will vote against any such adjournment, as applicable.

        All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions may, in the discretion of the BlackRock Fund, be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but that have not been voted. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum but would have the same effect as votes “Against” the Reorganization.

        Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Special Meeting. The New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on the Reorganization proposal. A signed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the applicable proposal.

Manner of Voting

        BlackRock Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed Proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed Proxy form. Any shareholder who has given a Proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the BlackRock Fund, or by voting in person at the Special Meeting.

        Voting by Mail. To vote by mail, you should date and sign the Proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the card in the envelope provided.

        Voting by Telephone. There are two convenient methods to vote by telephone. If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy card. Prior to calling, you should read the Combined Prospectus/Proxy Statement and have your Proxy card at hand. (Please note, however, that telephone voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

        First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy card. At the prompt, follow the menu.

        Second, a separate toll-free number is provided on the Proxy card for registered shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in the Combined Prospectus/Proxy Statement, and the representative will not make recommendations on how to vote on the proposal.

26

               Internet Voting. To vote over the internet, please log on to the website printed on your Proxy card and click on the proxy voting button. Prior to logging on, you should read the Combined Prospectus/Proxy Statement and have your Proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one Proxy card, you may vote them during the same session. (Please note, however, that internet voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

        Additional Information. Shareholders voting their Proxies by telephone or over the internet need not return their Proxy cards by mail.

        A person submitting votes by telephone or over the internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing Computershare, a proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

        The BlackRock Fund believes that the procedures for authorizing the execution of a Proxy by telephone or over the internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

        You are requested to fill in, sign and return the enclosed Proxy card promptly even if you expect to be present in person at the Special Meeting since you can always reverse your vote at the Special Meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

June 15, 2006

27

(This page intentionally left blank)

APPENDIX A

FUNDAMENTAL INVESTMENT RESTRICTIONS

BlackRock Dividend Achievers™ Portfolio

The BlackRock Fund may not:

1.	Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the fund’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund’s total assets.

2.	Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

3.	Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not deemed to be pledged for purposes of this limitation.

4.	Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

5.	Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

6.	Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

7.	Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

8.	Purchase securities of companies for the purpose of exercising control.

9.	Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund’s transactions in futures contracts and related options or the Fund’s sale of securities short against the box, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

A-1

10.	Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

11.	Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

12.	Purchase or sell commodities except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until the adviser or sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

Merrill Lynch Equity Dividend Fund

        The ML Fund may not:

1.	Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.

2.	Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

3.	Make investments for the purpose of exercising control or management.

4.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

5.	Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time.

6.	Issue senior securities to the extent such issuance would violate applicable law.

7.	Borrow money, except that (i) the Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

8.	Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

9.	Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

A-2

Under its non-fundamental investment restrictions, the ML Fund may not:

(a).	Purchase securities of other investment companies, except to the extent permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act at any time the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

(b).	Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales “against the box.”

(c).	Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Trustees of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Fund’s Board of Trustees are not subject to the limitations set forth in this investment restriction.

(d).	Notwithstanding fundamental investment restriction (7), above, borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. In addition, the Fund will not purchase securities while borrowings are outstanding except to honor prior commitments and to exercise subscription rights.

(e).	Change its policies of investing, under normal circumstances, at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities, unless the Fund provides its shareholders with at least 60 days’ prior written notice of such change.

        Except with respect to restriction (7) if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

        For purposes of investment restriction (2), the Fund uses the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

A-3

(This page intentionally left blank)

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

        THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [             ] day of June, 2006, by and among Merrill Lynch Equity Dividend Fund, a registered investment company and a Massachusetts business trust (the “Acquiring Fund”), and BlackRock FundsSM, a registered investment company and a Massachusetts business trust (the “Selling Trust”), with respect to BlackRock Dividend Achievers™, a separate series of the Selling Trust (the “Target Fund”).

        This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Target Fund in exchange for Investor A, Investor B, Investor C, Institutional and Service Shares of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund; and (iii) the distribution, after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund and the termination, dissolution and complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

        WHEREAS, the Target Fund is a separate series of the Selling Trust; the Acquiring Fund and the Selling Trust are open-end, registered management investment companies within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”); and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

        WHEREAS, each of the Acquiring Fund and the Target Fund is properly treated as a “regulated investment company” under Subchapter M of the Code;

        WHEREAS, the Board of Trustees of the Acquiring Fund has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted with respect to net asset value as a result of the Reorganization;

        WHEREAS, the Board of Trustees of the Selling Trust on behalf of the Target Fund has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted with respect to net asset value as a result of the Reorganization;

        NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR
ACQUIRING FUND SHARES AND THE ASSUMPTION OF TARGET FUND
STATED LIABILITIES AND LIQUIDATION OF THE TARGET FUND

        1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver the assets of the Target Fund described in paragraph 1.2 to the Acquiring Fund free and clear of all liens, encumbrances and claims whatsoever. In exchange, the Acquiring Fund agrees: (a) to deliver to the Target Fund the number of full and fractional shares of each corresponding class of Acquiring Fund, determined by dividing: (i) the aggregate value of the Target Fund’s assets, net of the liabilities of the Target Fund, attributable to each share class of the Target Fund (as set forth below), computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one Acquiring Fund Share of the corresponding class (as set forth below) computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the Target Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

        The classes of shares of the Acquiring Fund correspond to the classes of shares of the Target Fund as follows: Class A Shares (to be redesignated Investor A Shares) of the Acquiring Fund correspond to Investor A Shares of the Target Fund, Class B Shares (to be redesignated Investor B Shares) of the Acquiring Fund correspond to Investor B Shares of the Target Fund, Class C Shares (to be redesignated Investor C Shares) of the

B-1

Acquiring Fund correspond to Investor C Shares of the Target Fund, Class I Shares (to be redesignated Institutional Shares) of the Acquiring Fund correspond to Institutional Shares of the Target Fund, and newly-created Service Shares of the Acquiring Fund correspond to Service Shares of the Target Fund.

        1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.3 and other than the Target Fund’s rights under this Agreement (the “Assets”).

        The Target Fund will, within 7 days prior to the Closing Date, furnish the Acquiring Fund with (a) a list of the Target Fund’s portfolio securities and other investments and (b) a list of the Target Fund’s “historic business assets,” which are defined for this purpose as (i) those assets that were acquired by the Target Fund prior to the date of the approval of the Reorganization by the Board of Trustees of the Selling Trust on behalf of the Target Fund, and (ii) those assets that were acquired subsequent to such board approval but in accordance with the Target Fund’s investment objectives and not with a view to, or in anticipation or as part of, the Reorganization. The Acquiring Fund will, within 3 days prior to the Closing Date, furnish the Target Fund with a list of the securities and other instruments, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objectives, policies and restrictions. If requested by the Acquiring Fund, the Target Fund will dispose of securities and other instruments on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. After the Target Fund furnishes the Acquiring Fund with the list described above, the Target Fund will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). Notwithstanding the foregoing, (a) nothing herein will require the Target Fund to dispose of any portfolio, securities or other investments, if, in the reasonable judgment of the Selling Trust’s Board of Trustees on behalf of the Target Fund or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund and (b) nothing will permit the Target Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund’s Board of Trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund.

        1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2 (the “Stated Liabilities”). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

        1.4 STATE FILINGS. Prior to the Closing Date, the Selling Trust or the Target Fund shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts to be made prior to the Closing Date.

        1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund. Upon completion of the distribution of all of the Acquiring Fund shares in accordance with the prior sentence, the Target Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number of each class of Acquiring Fund Shares due Target Fund Shareholders holding the corresponding class of Target

B-2

Fund shares. All issued and outstanding shares of the Target Fund will, simultaneously with the liquidation, be cancelled on the books of the Target Fund and will be null and void. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

        1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund$#146;s transfer agent.

        1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

        1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, or the Selling Trust on behalf of the Target Fund.

        1.9 TERMINATION AND DISSOLUTION. The Target Fund shall be terminated and dissolved promptly following all distributions made pursuant to paragraph 1.5 in accordance with the laws of the Commonwealth of Massachusetts and the federal securities laws.

        1.10 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

        1.11 ACTION BY TRUSTS. The Selling Trust shall take all actions expressed herein as being the obligations of the Target Fund on behalf of the Target Fund, and the Acquiring Fund shall take all actions expressed herein as being the obligations of the Acquiring Fund.

ARTICLE II

VALUATION

        2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date, after the payment of the dividends pursuant to Section 7.3, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

        2.2 VALUATION OF SHARES. The net asset value per share of each class of the Acquiring Fund Shares shall be the net asset value per share for that class computed on the Closing Date, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

        3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on Friday, October 13, 2006, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the NYSE on the Closing Date. The Closing shall be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, at Four Times Square, New York, New York 10036, or at such other time and/or place as the parties may agree.

        3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its Custodian, PFPC Trust Company (the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund. The Target Fund’s

B-3

portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund, State Street Bank and Trust Company, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

        3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

        3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct its transfer agent, PFPC, Inc. to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of outstanding shares owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

        3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

        3.6 FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for the Acquiring Fund of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

        4.1 REPRESENTATIONS OF THE TARGET FUND. The Selling Trust, individually and on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:

        (a) The Selling Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Target Fund is a legally designated, separate series of the Selling Trust. The Selling Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Selling Trust, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

        (b) The Selling Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Selling Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

B-4

        (c) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “Registration Statement”) as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Selling Trust and the Target Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Selling Trust and the Target Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Selling Trust with respect to the Selling Trust and the Target Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

        (d) The Target Fund’s prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

        (e) Neither BlackRock Funds nor the Target Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Selling Trust individually and on behalf of the Target Fund will not result in the violation of, Massachusetts law or any provision of the Selling Trust’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Selling Trust individually and (with respect to the Target Fund) or the Target Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Selling Trust on behalf of the Target Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust or the Target Fund is a party or by which it is bound.

        (f) Each of the Selling Trust and the Target Fund has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

        (g) No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or to the Selling Trust’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Selling Trust or the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. Neither BlackRock Funds nor the Target Fund knows of any facts that might form the basis for the institution of such proceedings and neither is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

        (h) The audited financial statements of the Target Fund as of September 30, 2005 and for the fiscal year then ended, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of the Target Fund for the six months ended March 31, 2006 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by the Target Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and

B-5

changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

        (i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements for the fiscal year ended September 30, 2005 and the unaudited financial statements for the six months ended March 31, 2006, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Target Fund. For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Fund due to declines in the value of Target Fund’s Assets, the discharge of the Target Fund liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute material adverse change.

        (j) Since March 31, 2006 there has not been (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Target Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of the Target Fund granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the Target Fund; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Target Fund’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

        (k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

        (l) The Selling Trust has an unlimited number of authorized shares of beneficial interest of which, as of May 25, 2006, there were outstanding 3,051,212 shares of the Target Fund, and no shares of the Target Fund were held in the treasury of the Selling Trust. All issued and outstanding shares of beneficial interest of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (the “1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

        (m) At the Closing Date, the Selling Trust, on behalf of the Target Fund, will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and upon delivery of the Assets and the filing of any documents that may be required under Massachusetts state law the Acquiring

B-6

Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

        (n) The Selling Trust, individually and on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Selling Trust. This Agreement constitutes a valid and binding obligation of the Selling Trust, enforceable in accordance with its terms and no other corporate action or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

        (o) The information to be furnished by BlackRock Funds and the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

        (p) The Target Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

        (q) Except for the Registration Statement and the approval of this Agreement by the Target Fund’s Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Selling Trust, on behalf of the Target Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the Target Fund as described in paragraph 4.1(r) is required for the consummation by the Selling Trust, on behalf of the Target Fund, of the transactions contemplated by this Agreement.

        (r) The Target Fund has called a special meeting of Target Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than August 22, 2006 (or such other date as the parties may agree to in writing).

        4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Trust, on behalf of the Target Fund, as follows:

        (a) The Acquiring Fund is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Acquiring Fund is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted.

        (b) The Acquiring Fund is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

        (c) The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Selling Trust and the Target Fund furnished to the Acquiring Fund by the Selling Trust or the Target Fund. From the effective date of the Registration Statement (as defined in paragraph 4.1(c)) through the time of the meeting of the Target Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of

B-7

the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

        (d) The Acquiring Fund’s prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

        (e) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Fund will not result in the violation of Massachusetts law or any provision of the Acquiring Fund’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

        (f) No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or to the Acquiring Fund’s knowledge threatened against the Acquiring Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Acquiring Fund or the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

        (g) The audited financial statements of the Acquiring Fund for the fiscal year ended July 31, 2005, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of the Acquiring Fund for the six months ended January 31, 2006 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by the Acquiring Fund, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

        (h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements for the fiscal year ended July 31, 2005 and the unaudited financial statements for the six months ended January 31, 2006, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of Acquiring Fund liabilities or the redemption of Acquiring Fund shares by Acquiring Fund Shareholders shall not constitute a material adverse change.

B-8

        (i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

        (j) The Acquiring Fund has an unlimited number of authorized shares of beneficial interest, par value $0.10 per share, of which, as of January 31, 2006, there were outstanding 40,843,083 shares of the Acquiring Fund, and no shares of the Acquiring Fund were held in the treasury of the Acquiring Fund. All issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

        (k) At the Closing Date, the Acquiring Fund will have good and marketable title to all of its assets and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing Date.

        (l) The Acquiring Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms and no other corporate action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

        (m) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund’s prospectus).

        (n) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

        (o) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code; and has satisfied the distribution requirements imposed by the Code for each of its taxable years and expects to continue to satisfy them.

        (p) No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the Target Fund as described in paragraph 4.1(r) is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

        5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 7.3, each of the Acquiring Fund and the Target Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and

B-9

shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

        5.2 The Target Fund will prepare and deliver to the Acquiring Fund on the second business day prior to the Closing Date a statement of the assets and Stated Liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and Stated Liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing (1) an updated statement of assets and Stated Liabilities of the Target Fund and (2) a list of the Target Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of the Selling Trust.

        5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Acquiring Fund’s officers and agents all books and records of the Target Fund.

        5.4 ADDITIONAL INFORMATION. The Selling Trust and the Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

        5.5 CONTRACT TERMINATION. The Target Fund will terminate all agreements to which it is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

        5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of the Selling Trust and the Target Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

        5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Selling Trust.

        5.8 UNAUDITED FINANCIAL STATEMENTS. The Target Fund shall furnish to the Acquiring Fund within five (5) business days after the Closing Date, an unaudited statement of its assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position of the Target Fund as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with generally accepted accounting principles applied on a consistent basis and such financial statements shall be certified by the Treasurer of the Selling Trust as complying with the requirements hereof.

        5.9 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Fund will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Target Fund. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the Target Fund shareholder meeting and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of the Target Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact

B-10

required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

        5.10 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund, the Selling Trust nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund, the Selling Trust and Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Sidley Austin LLP, counsel to the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Sidley Austin LLP).

        5.11 REASONABLE BEST EFFORTS. Each of the Acquiring Fund, the Selling Trust and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

        5.12 AUTHORIZATIONS. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

        The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

        6.1 All representations, covenants and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Target Fund a certificate executed by the Acquiring Fund’s President and its Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters with respect to the Acquiring Fund as the Target Fund shall reasonably request. The Target Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Acquiring Fund approving this Agreement and the transactions contemplated herein.

        6.2 The Target Fund shall have received on the Closing Date an opinion of Sidley Austin LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Target Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

        (a) The Acquiring Fund is registered as an open-end management investment company under the 1940 Act.

        (b) Neither the execution, delivery or performance by the Acquiring Fund of this Agreement nor the compliance by the Acquiring Fund with the terms and provisions hereof will contravene any provision of any applicable federal law of the United States of America.

        (c) No governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by the Acquiring Fund or the enforceability of this Agreement against the Acquiring Fund.

        In giving their opinion, Sidley Austin LLP may state that they are relying on the opinion of Bingham McCutchen LLP as to matters of Massachusetts law.

        6.3 The Target Fund shall have received on the Closing Date an opinion of Bingham McCutchen LLP, as special Massachusetts counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Target Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

B-11

        (a) The Acquiring Fund is a business trust validly existing under the applicable laws of the Commonwealth of Massachusetts.

        (b) The Acquiring Fund has the power and authority to execute, deliver and perform all of its obligations under this Agreement under the applicable laws of the Commonwealth of Massachusetts. The execution and delivery of this Agreement and the consummation by the Acquiring Fund of the transactions contemplated have been duly authorized by all requisite action on the part of the Acquiring Fund under the applicable laws of the Commonwealth of Massachusetts.

        (c) This Agreement has been duly executed and delivered by the Acquiring Fund under the applicable laws of the Commonwealth of Massachusetts and assuming this Agreement is a valid and binding obligation of the Selling Trust and the Target Fund constitutes the valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the applicable laws of the Commonwealth of Massachusetts.

        (d) The execution and delivery by the Acquiring Fund of this Agreement and the performance by the Acquiring Fund of its obligations under this Agreement will not violate the declaration of trust or the by-laws of the Acquiring Fund.

        (e) Neither the execution, delivery or performance by the Acquiring Fund of this Agreement nor the compliance by the Acquiring Fund with the terms and provisions hereof will violate any provision of any law of the Commonwealth of Massachusetts typically considered applicable to transactions of the type contemplated by this Agreement.

        (f) To the best of our knowledge, no Massachusetts governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by the Acquiring Fund or the enforceability of this Agreement against the Acquiring Fund, except such as may be required under Massachusetts state securities laws about which we express no opinion.

        (g) The Acquiring Fund Shares being issued pursuant to this Agreement have been duly authorized by the Acquiring Fund and upon issuance thereof in accordance with this Agreement, will be validly issued and fully paid.

        6.4 Prior to the Closing Date, the Acquiring Fund’s shareholders have approved an investment advisory agreement with BlackRock Advisors, Inc.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

        The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Selling Trust and the Target Fund of all the obligations to be performed by the Selling Trust and the Target Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

        7.1 All representations, covenants and warranties of each of the Selling Trust and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed by the Selling Trust’s President and the Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters with respect to the Target Fund as the Acquiring Fund shall reasonably request. The Acquiring Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Selling Trust, with respect to the Target Fund, approving this Agreement and the transactions contemplated herein.

        7.2 The Target Fund shall have delivered to the Acquiring Fund (1) a statement as of the Closing Date of the Target Fund’s assets and Stated Liabilities, in accordance with paragraph 5.2, and (2) a list of the Target Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of the Target Fund.

B-12

        7.3 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the Target Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Target Fund shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

        7.4 The Acquiring Fund shall have received on the Closing Date an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

        (a) The Selling Trust is a business trust validly existing under the applicable laws of the Commonwealth of Massachusetts.

        (b) The Selling Trust is registered as an open-end management investment company under the 1940 Act and the Target Fund is a series thereof.

        (c) The Selling Trust has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the Commonwealth of Massachusetts. The execution and delivery of the Agreement and the consummation by the Selling Trust of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Selling Trust under the applicable laws of the Commonwealth of Massachusetts.

        (d) The Agreement has been duly executed and delivered by the Selling Trust under the applicable laws of the Commonwealth of Massachusetts and assuming the Agreement is a valid and binding obligation of the Acquiring Fund constitutes the valid and binding obligation of the Selling Trust and the Target Fund, enforceable against the Acquiring Fund in accordance with its terms under the applicable laws of the Commonwealth of Massachusetts.

        (e) The execution and delivery by the Selling Trust of the Agreement and the performance by the Selling Trust of its obligations under the Agreement do not conflict with the declaration of trust or the by-laws of the Selling Trust.

        (f) Neither the execution, delivery or performance by the Selling Trust of the Agreement nor the compliance by the Selling Trust with the terms and provisions thereof will contravene any provision of any applicable law of the Commonwealth of Massachusetts or any applicable law of the United States of America.

        (g) No governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Selling Trust or the enforceability of the Agreement against the Selling Trust.

        7.5 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to any 12b-1 plan or distribution or shareholder servicing plan or agreement, other fees payable for services provided to the Target Fund, or sales loads of the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings from those described in the Registration Statement.

        7.6 The Target Fund shall have taken all steps required to terminate all agreements to which it is a party (other than this Agreement), other than as accrued as part of the Stated Liabilities; the Selling Trust shall have taken all steps required to terminate all agreements to which it is a party (other than this Agreement), that relate to the Target Fund, other than as accrued as part of the Stated Liabilities.

B-13

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF
EACH OF THE ACQUIRING FUND AND THE TARGET FUND

        If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Acquired Fund or the Target Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

        8.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Fund’s declaration of trust and bylaws, applicable Massachusetts law and the 1940 Act. Evidence of such approval shall have been delivered to the Acquiring Fund, in such form as shall be reasonably acceptable to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 8.1.

        8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

        8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

        8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Fund on Form N-1A under the 1940 Act covering the sale of shares of the Acquiring Fund shall be effective.

        8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Acquiring Fund, the Selling Trust or the Target Fund or any of the investment advisers, trustees or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

        8.6 The Selling Trust and the Acquiring Fund each shall have received an opinion of Sidley Austin LLP, counsel to the Acquiring Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

        (a) the transfer of all of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund followed by the distribution of Acquiring Fund Shares to the Target Fund Shareholders in complete dissolution and liquidation of the Target Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

        (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund;

        (c) no gain or loss will be recognized by the Target Fund upon the transfer of the Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Target Fund Shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund;

B-14

        (d) no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization;

        (e) the aggregate tax basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

        (f) the holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization, including fractional shares to which he, she or it may be entitled, will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

        (g) the aggregate tax basis of the Assets acquired by the Acquiring Fund will be the same as the aggregate tax basis of such Assets to the Target Fund immediately before the Reorganization; and

        (h) the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

        Such opinion shall be based on customary assumptions and such representations as Sidley Austin LLP may reasonably request, and each of the Acquiring Fund, the Selling Trust and the Target Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund, the Selling Trust nor the Target Fund may waive the condition set forth in this paragraph 8.6.

        8.7 The transactions contemplated under the Transaction Agreement and Plan of Merger (the "Transaction Agreement") by and among Merrill Lynch & Co., Inc., BlackRock, Inc., New Boise, Inc. and Boise Merger Sub, Inc., dated February 15, 2006, shall have been consummated.

ARTICLE IX

EXPENSES

        Except as otherwise expressly provided in this Agreement, Merrill Lynch Investment Managers, L.P., BlackRock, Inc., or one of their affiliates shall bear the direct and indirect expenses and the reasonable out-of-pocket costs incurred by the parties to this Agreement in connection with the purchase and sale of assets and liquidation and dissolution of the Target Fund contemplated by the provisions of this Agreement, including all direct and indirect expenses and out-of-pocket costs and expenses incurred by the parties hereto in connection with the preparation of the Registration Statement and the printing and mailing of the proxy statement and the solicitation of the related proxies for the Target Fund.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

        10.1 The Selling Trust, on behalf of the Target Fund, and the Acquiring Fund agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

        10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

        11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Trust. In addition, the Acquiring Fund or the Selling Trust may at their option terminate this Agreement at or before the Closing Date due to:

        (a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

        (b) a condition herein expressed to be precedent to the obligations of the terminating party or both the parties that has not been met if it reasonably appears that it will not or cannot be met; or

        (c) the termination of the Transaction Agreement in accordance with its terms.

B-15

        11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Target Fund, the Selling Trust or their respective Board of Trustees or officers, to any other party or its Board of Trustees. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

        This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Fund, the Selling Trust and the Target Fund as specifically authorized by their respective Board of Trustees; provided, however, that, following the meeting of the Target Fund Shareholders called by the Target Fund pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such Target Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

        13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

        13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

        13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

        13.5 It is expressly agreed that the obligations of the Selling Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Selling Trust personally, but shall bind only the property of the Target Fund, as provided in the declaration of trust of the Selling Trust. Moreover, no series of the Selling Trust other than the Target Fund shall be responsible for the obligations of the Selling Trust hereunder, and all persons shall look only to the assets of the Target Fund to satisfy the obligations of the Selling Trust hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Selling Trust with respect to the Selling Trust and the Target Fund and signed by authorized officers of the Selling Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Target Fund as provided in the Selling Trust’s declaration of trust.

        13.6 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Acquiring Fund personally, but shall bind only the property of the Acquiring Fund, as provided in the declaration of trust of the Acquiring Fund. Moreover, all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Fund and signed by authorized officers of the Acquiring Fund, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Acquiring Fund’s declaration of trust.

B-16

ARTICLE XIV

NOTICES

        Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Acquiring Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attention: Robert C. Doll, Jr., or to the Selling Trust or the Target Fund, 40 East 52nd St., New York, New York 10022, Attention: Robert Connolly or to any other address that the Acquiring Fund, the Selling Trust or the Target Fund shall have last designated by notice to the other party.

        IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

MERRILL LYNCH EQUITY DIVIDEND FUND

By:	Name: Title:

BLACKROCK FUNDS, individually and on behalf of its series
BLACKROCK DIVIDEND ACHIEVERS™ PORTFOLIO

By:	Name: Title:

B-17

BLACKROCK DIVIDEND ACHIEVERS™ PORTFOLIO,
A SERIES OF BLACKROCK FUNDSSM

MERRILL LYNCH EQUITY DIVIDEND FUND

PART B

STATEMENT OF ADDITIONAL INFORMATION

June 15, 2006

        This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the BlackRock Dividend Achievers™ Portfolio (the “BlackRock Fund”), a series of BlackRock Funds, a Massachusetts business trust, into the Merrill Lynch Equity Dividend Fund (the “ML Fund”), a Massachusetts business trust.

        This SAI contains information which may be of interest to shareholders of the BlackRock Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated June 15, 2006 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of substantially all the assets of, and the assumption of certain stated liabilities of, the BlackRock Fund in exchange for shares of the ML Fund. The BlackRock Fund would distribute the ML Fund shares it receives to its shareholders in complete liquidation of the BlackRock Fund.

        This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to Merrill Lynch Equity Dividend Fund P.O. Box 9011, Princeton New Jersey 08543-9011, or by calling 1-800-995-6526.

        Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

TABLE OF CONTENTS

Additional Information about the ML Fund and the BlackRock Fund	SAI-2
Financial Statements	SAI-2

*	The accompanying notes are an integral part of the financial statements and schedules.

SAI-1

ADDITIONAL INFORMATION ABOUT
THE ML FUND AND THE BLACKROCK FUND

        For the ML Fund: Incorporates by reference the Statement of Additional Information for the ML Fund dated November 23, 2005, as supplemented, included in the Registration Statement on Form N-1A of the ML Fund, as filed with the Securities and Exchange Commission.

        For the BlackRock Fund: Incorporates by reference the Statement of Additional Information for the BlackRock Fund dated January 31, 2006, as supplemented, included in the Registration Statement on Form N-1A of BlackRock Funds, as filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

        Pro forma financial statements reflecting consummation of the Reorganization have not been prepared since, as of April 30, 2006, the net asset value of the BlackRock Fund did not exceed 10% of the net asset value of the ML Fund.

        This SAI incorporates by reference (i) the Annual Report of the ML Fund for the year ended July 31, 2005, (ii) the Annual Report of the BlackRock Fund for the year ended September 30, 2005, and (iii) the Semi-annual Report of the ML Fund for the six months ended January 31, 2006. Each of these reports contains historical financial information regarding the Funds and have been filed with the Securities and Exchange Commission. The financial statements therein, and, in the case of the Annual Reports, the reports of the independent registered public accounting firm therein, are incorporated herein by reference.

SAI-2

PART C
OTHER INFORMATION

Item 15. Indemnification

        Section 5.3 of the Registrant’s Declaration of Trust provides as follows:

        “The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or, the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any other Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.”

        Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation of presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

C-1

        The Registrant has purchased an insurance policy insuring its officers and Trustees against liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties.

        In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

        Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

C-2

Item 16.
Exhibits.

Exhibit Number	Description

1(a)	—	Declaration of Trust of the Registrant.(a)
(b)	—	Amendment to Declaration of Trust of Registrant dated July 14, 1987.(a)
(c)	—	Instrument establishing Class A shares and Class B shares of Registrant.(a)
(d)	—	Certificate of Amendment to Declaration of Trust and Establishment and Designation of Class C and D shares, dated October 19, 1994.(a)
(e)	—	Amendment to Declaration of Trust of Registrant dated December 27, 2000.(h)
(f)	—	Establishment and Designation of Classes, dated December 13, 2002.(p)
(g)	—	Establishment and Designation of Classes, dated March 18, 2003.(d)
(h)	—	Certificate of Amendment to Declaration of Trust of the Registrant, dated September 24, 2003.(d)
(i)	—	Form of Certificate of Establishment and Designation of Classes.
2	—	Amended and Restated By-laws of Registrant dated April 14, 2003.(u)
3	—	Not Applicable
4	—	Form of Agreement and Plan of Reorganization by and between the Registrant and BlackRock Funds, on behalf of BlackRock Dividend Achievers Portfolio (the “BlackRock Fund”), a series of BlackRock Funds (included as Appendix B to the Proxy Statement and Prospectus included in this Registration Statement).
5	—	Portions of the Declaration of Trust, Certificate of Amendment to Declaration of Trust and Establishment and Description and By-Laws of the Trust define the rights of shareholders of the Fund.(w)

C-3

6(a)	—	Form of Management Agreement between Registrant and Merrill Lynch Asset Management, Inc.(a)
(b)	—	Form of Sub-Advisory Agreement between Merrill Lynch Asset Management, L.P. and Merrill Lynch Asset Management U.K. Limited.(b)
7	—	Form of Unified Distribution Agreement between the Registrant and FAM Distributors, Inc. (the "Distributor").(v)
8	—	None.
9	—	Form of Custody Agreement between Registrant and State Street Bank and Trust Company.(i)
10(a)	—	Amended and Restated Class A Distribution Plan.(n)
(b)	—	Form of Amended and Restated Class B Distribution Plan.(l)
(c)	—	Form of Amended and Restated Class C Distribution Plan.(l)
(d)	—	Form of Class R Distribution Plan.(m)
(e)	—	Form of New Distribution Plan.
(f)	—	Revised Merrill Lynch Select Pricing Plan pursuant to Rule 18f-3.(q)
11	—	Opinion of Bingham McCutchen LLP, Massachusetts counsel to the Registrant
12	—	Tax opinion of Sidley Austin LLP, tax counsel to the ML Fund and the BlackRock Fund.*
13(a)	—	Form of Unified Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between Registrant and Financial Data Services, Inc.(t)
(b)(1)	—	Amended and Restated Credit Agreement between Registrant and a syndicate of banks.(j)
(b)(2)	—	Form of Second Amended and Restated Credit Agreement between the Registrant, a syndicate of banks and certain other parties.(e)
(b)(3)	—	Form of Third Amended and Restated Credit Agreement among the Registrant, a syndicate of banks and certain other parties.(o)
(b)(4)	—	Form of Fourth Amended and Restated Credit Agreement among the Registrant, a syndicate of banks and certain other parties.(f)

C-4

(b)(5)	—	Form of Fifth Amended and Restated Credit Agreement among the Registrant, a syndicate of banks and certain other parties.(t)
(c)	—	Administrative Services Agreement between Registrant and State Street Bank and Trust Company.(g)
(d)	—	Form of Securities Lending Agency Agreement between the Registrant and QA Advisors LLC (now MLIM LLC) dated August 10, 2001.(k)
14(a)	—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.
(b)	—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the BlackRock Fund.
15	—	None.
16	—	Power of Attorney.
17(a)	—	Prospectus and Statement of Additional Information of the Fund, each dated November 23, 2005.(x)
(b)	—	Prospectus for Investor Shares, Prospectus for Institutional Shares, Prospectus for Service Shares and Statement of Additional Information of the BlackRock Fund, each dated January 27, 2006.(x)
(d)	—	Semi-Annual Report to Shareholders of the Fund for the six months ended January 31, 2006.(x)
(e)	—	Annual Report to Shareholders of the BlackRock Fund for the year ended September 30, 2005.(x)
(f)	—	Form of Proxy

C-5

*	To be filed by post-effective amendment.
(a)	Incorporated by reference as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Registration Statement under the Securities Act of 1933 on Form N-1A, filed on November 28, 1995 (the "Restriction Statement").
(b)	Incorporated by reference to the Exhibit 5(b) to Post-Effective Amendment No. 11 to Registrant’s Registration Statement filed on November 17, 1997.
(c)	Incorporated by reference to Exhibit 10(b) to Post-Effective Amendment No. 20 to Registrant’s Registration Statement filed on December 27, 2002.
(d)	Filed on November 24, 2003 as an Exhibit to Post-Effective Amendment No. 21 to the Registration Statement.
(e)	Incorporated by reference to Exhibit (b) to the Issuer Tender Offer on Form TO under the Securities Exchange Act of 1934 of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-39837), filed on December 14, 2001.
(f)	Incorporated by reference to Exhibit 8(c)(4) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Merrill Lynch Global Growth Fund, Inc. (File No. 333-32899), filed on December 4, 2003.
(g)	Incorporated by reference to the Registration Statement on Form N-1A of Exhibit 8(d) to Post-Effective Amendment No. 1 to Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775), filed on March 20, 2001.
(h)	Incorporated by reference to identically numbered Exhibit to Post-Effective Amendment No. 17 to Registrant$#146;s Registration Statement on Form N-1A filed on December 28, 2000 (File No. 33-14517).
(i)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Maryland Municipal Bond Fund (File No. 33-49873), filed on October 30, 2001.
(j)	Incorporated by reference to Exhibit (b) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-15973) filed on December 14, 2000.
(k)	Incorporated by reference to Exhibit 8(f) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Merrill Lynch Global Technology Fund, Inc. (File No. 333-48929), filed on July 24, 2002.
(l)	Incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Americas Income Fund, Inc. (File No. 33-64398), filed on June 21, 2000.

C-6

(m)	Incorporated by reference to Exhibit 13(d) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of Merrill Lynch Basic Value Fund, Inc. (File No. 2-58521), filed on December 20, 2002.
(n)	Incorporated by reference to Exhibit 13(2) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A of Merrill Lynch Pacific Fund, Inc. (File No. 2-56978), filed on April 17, 2003.
(o)	Incorporated by reference to Exhibit (b)(3) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate, Inc. (File No. 333-15973), filed on December 13, 2002.
(p)	Previously filed on December 27, 2002 as an Exhibit to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement.
(q)	Incorporated by reference to Exhibit 14 to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A of Merrill Lynch Pacific Fund, Inc. (File No. 2-56978), filed on April 17, 2003.
(r)	Incorporated by reference to Exhibit 15 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Inflation Protected Fund, Inc. (File No. 333-110936), filed on January 22, 2004.
(s)	Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A of Merrill Lynch Global Allocation Fund, Inc. (File No. 33-22462), filed on February 14, 2005.
(t)	Incorporated by reference to Exhibits 8(a)(1) and 8(c)(5), respectively, to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of Merrill Lynch Bond Fund, Inc. (File No. 811-02857), filed on January 14, 2005.
(u)	Previously filed on November 23, 2004 as Exhibit 2 to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement.
(v)	Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Merrill Lynch Bond Fund, Inc. (File No. 2-62329), filed on December 15, 2000.
(w)	Reference is made to Article II, Section 2.4 and Articles V, VI, VIII, IX, X and X1 of the Trust’s Declaration of Trust, as amended, to the Certificates of Establishment and Designation of Classes establishing the Class A, Class B, Class C and Class R Shares of the Fund (filed as (i) exhibits to Post Effective Amendment No. 9 to Registrant’s Registration Statement, filed on November 28, 1995, (ii) an Exhibit to Post-Effective Amendment No. 20 to the Registration Statement, filed on December 27, 2002, and (iii) an Exhibit to Post-Effective Amendment No. 21 to the Registration Statement, filed on November 24, 2003), and to Articles I, V and VI of the Trust’s By-Laws (filed as Exhibit 2 to Post-Effective Amendment No. 22 to the Registration Statement, filed on November 23, 2004).
(x)	Filed on May 5, 2006 as an Exhibit to Registrant’s Registration Statement on Form N-14 under the Securities Act of 1933 (File No. 333-133850).

Item 17. Undertakings

        (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

        (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

        (3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

C-7

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 15th day of June, 2006.

MERRILL LYNCH EQUITY DIVIDEND FUND (Registrant)

BY:	/s/ DONALD C. BURKE (Donald C. Burke, Vice President and Treasurer)

        Each person whose signature appears below hereby authorizes Robert C. Doll, Jr., Donald C. Burke, Brian D. Stewart and Alice A. Pellegrino, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to the Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

        As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert C. Doll, Jr. (Robert C. Doll, Jr.)	President (Principal Executive Officer) and Trustee	June 15, 2005

/s/ Donald C. Burke (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)	June 15, 2005

/s/ Ronald W. Forbes (Ronald W. Forbes)	Trustee	June 15, 2005

/s/ Cynthia A. Montgomery (Cynthia A. Montgomery)	Trustee	June 15, 2005

/s/ Jean Margo Reid (Jean Margo Reid)	Trustee	June 15, 2005

/s/ Roscoe S. Suddarth (Roscoe S. Suddarth)	Trustee	June 15, 2005

/s/ Richard R. West (Richard R. West)	Trustee	June 15, 2005

/s/ Edward D. Zinbarg (Edward D. Zinbarg)	Trustee	June 15, 2005

C-8

SCHEDULE OF EXHIBITS TO FORM N-14

Exhibit Number		Description

1	(i)	Form of Certificate of Establishment and Designation of Classes

4

Form of Agreement and Plan of Reorganization by and between the Registrant and BlackRock Funds, on behalf of BlackRock Dividend Achievers Portfolio (the “BlackRock Fund”), a series of BlackRock Funds (included as Appendix B to the Proxy Statement and Prospectus included in this Registration Statement).

10	(e)	Form of New Distribution Plan of the Registrant

11		Opinion of Bingham McCutchen LLP, counsel to the Registrant

14	(a)	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Fund

	(b)	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the BlackRock Fund

16		Power of Attorney (included on signature page)

17	(f)	Form of Proxy